As filed with the Securities and Exchange Commission on December 3, 2007.

1940 Act File No. 811-22087

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
AMENDMENT NO.	| |

Magnetar Spectrum Fund
(Exact Name of Registrant as Specified in Charter)

1603 Orrington Avenue
13th Floor
Evanston, IL 60201
(Address of Principal Executive Offices)
(847) 905-4400
(Registrant’s Telephone Number, including Area Code)

Michael Wilds
Magnetar Spectrum Fund
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
(Name and Address of Agent for Service)

Copies to:

Barry P. Barbash, Esq.	Benjamin J. Haskin, Esq.
Willkie Farr & Gallagher LLP	Willkie Farr & Gallagher LLP
1875 K Street, N.W.	1875 K Street, N.W.
Washington, DC 20006	Washington, DC 20006
(202) 303-1000	(202) 303-1000

EXPLANATORY NOTE

        This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940 (the “1940 Act”). Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

Form N-2
CROSS-REFERENCE SHEET
Parts A and B of the Private Placement Memorandum

Items in Part A and B of Form N-2		Location in Private Placement Memorandum

1.	Outside Front Cover	Outside Front Cover Page of Private Placement Memorandum

2.	Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Private Placement Memorandum

3.	Fee Table and Synopsis	Private Placement Memorandum Summary; Summary of Fund Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Outside Front Cover Page of Private Placement Memorandum; Private Placement Memorandum Summary

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Private Placement Memorandum Summary

8.	General Description of the Registrant	Outside Front Cover Page of Private Placement Memorandum; Private Placement Memorandum Summary; The Fund; The Fund’s Investments; Principal Risks of the Fund; Investment Restrictions; Description of Shares

9.	Management	Private Placement Memorandum Summary; Management of the Fund; Portfolio Transactions and Brokerage; Description of Shares; Other Service Providers

10.	Capital Stock, Long-Term Debt, and other Securities	Distributions; Description of Shares; Tax Matters

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Statement of Additional Information	Not Applicable

14.	Cover Page	Not Applicable

15.	General Information and History	Private Placement Memorandum Summary; The Fund

16.	Investment Objective and Policies	Private Placement Memorandum Summary; Investment Objective and Policies; The Fund’s Investments; Investment Restrictions

17.	Management	Private Placement Memorandum Summary; Management of the Fund

18.	Control Persons and Principal Holders of Securities	Management of the Fund

19.	Investment Advisory and Other Services	Private Placement Memorandum Summary; Management of the Fund; Other Service Providers

20.	Portfolio Managers	Management of the Fund

21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

22.	Tax Status	Tax Matters

        FOR THE EXCLUSIVE USE OF:
        COPY NO.:

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

MAGNETAR SPECTRUM FUND

A DELAWARE STATUTORY TRUST

Investment Adviser: Magnetar Financial LLC

PRIVATE PLACEMENT MEMORANDUM

December 3, 2007

Magnetar Spectrum Fund

COMMON SHARES

        Magnetar Spectrum Fund (the “Fund”) is a newly organized statutory trust organized under the laws of the State of Delaware and registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is to obtain total returns, with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

        The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) securities of companies that derive at least 50% of their revenue from the Natural Resource Industry (as defined below), including, but not limited to, (i) companies that are master limited partnerships (”Master Limited Partnerships” or “MLPs”), (ii) publicly-traded companies that are classified as corporations for U.S. federal income tax purposes (“Public C-Corps”), (iii) publicly-traded companies that own a large or controlling interest in an MLP or the general partnership interest of an MLP (“Public GPs”), and (iv) non-publicly traded companies (“Private Equity,” and together with Public C-Corps and Public GPs, “Natural Resource Companies”); (2) any class of securities issued by special purpose vehicles (“Securitization Vehicles”) that engage in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) or asset-backed securities (“ABS”) (the securities of such Securitization Vehicles are referred to in this Private Placement Memorandum as “Securitization Investments”); and (3) Other Permitted Securities (as defined below).

        “Natural Resource Industry” is defined as businesses and activities involving the acquisition, development, exploration, production, processing, refining, transportation, storage, servicing, and/or marketing of natural resources (including but not limited to crude oil, natural gas, natural gas liquids, propane and coal).

        In order to comply with the asset diversification requirement for taxation of the Fund as a regulated investment company (see “Tax Matters – Qualification as a RIC – The Asset Diversification Requirement”), as of the end of each quarter, no more than 25% of the Fund’s total assets, as determined for U.S. federal income tax purposes, may be in the form of securities issued by MLPs that are qualified publicly traded partnerships for U.S. federal income tax purposes (see “Tax Matters — Qualification as a RIC — The Income Requirement”), including debt and equity securities (the “MLP Investment Policy”). The remainder of the Fund’s total assets will be invested in Natural Resource Companies, Securitization Investments and Other Permitted Securities. The Fund anticipates that a substantial portion of its net assets will be invested in MLPs and that a significant portion of its performance will derive from MLPs and Natural Resource Companies. More than 25% of the Fund’s assets, as determined for purposes other than U.S. federal income tax purposes, may be invested in securities issued by MLPs.

        The Fund will be managed by Magnetar Financial LLC (the “Investment Adviser”). Under an investment management agreement (the “Investment Management Agreement”) between the Fund and the Investment Adviser, the Fund has agreed to pay the Investment Adviser a fee, payable monthly in arrears, at an annual rate of 2.00% of the month-end value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, at the end of such month, (“Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund.

        Neither the Securities and Exchange Commission (the “SEC”) nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Private Placement Memorandum. Any representation to the contrary is a criminal offense.

        Certain numbers and percentages in the Private Placement Memorandum have been rounded for ease of presentation, which may result in amounts not totaling precisely.

        It is anticipated that the common shares will not be listed on any securities exchange or traded in other markets and will be subject to substantial restrictions on transfer.

        This Private Placement Memorandum sets out concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Additional information about the Fund has been filed with the SEC and is available either on the SEC’s website at www.sec.gov or upon request and without charge, by calling the Fund toll free at 1-866-211-4521. The Fund’s annual and semi-annual reports will also be available on the SEC website or upon request and without charge, by calling toll free at 1-866-211-4521. Common shares will be sold only to investors qualifying as “Eligible Investors” as described in this Private Placement Memorandum.

        The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TO ALL INVESTORS

        This Private Placement Memorandum does not constitute an offer to sell or the solicitation of an offer to buy, nor will any sale of common shares be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Private Placement Memorandum. Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Private Placement Memorandum is qualified in its entirety by reference to the Fund’s Declaration of Trust itself. The common shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

PRIVACY POLICY STATEMENT

        The Fund and the Investment Adviser collect non-public personal information about the investors from information received on subscription documents and other forms, information required in connection with subscription for common shares and information concerning shareholders’ transactions with the Fund. The Fund and the Investment Adviser will not disclose any non-public personal information relating to current or former investors except in connection with the administration, processing and servicing of repurchases and subscriptions or make any such disclosure to the Fund’s administrator, independent registered accountants and attorneys, in each such case subject to customary undertakings of confidentiality. The Fund and the Investment Adviser restrict access to non-public personal information relating to investors to personnel of the Fund and the Investment Adviser and other personnel who need to know that information in connection with the operation of the Fund. The Fund maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard the Fund’s non-public information relating to investors.

TABLE OF CONTENTS

Summary	5
Summary of Fund Expenses	44
The Fund	46
Investment Objective and Policies	46
The Fund’s Investments	49
Principal Risks of the Fund	64
Investment Restrictions	83
Management of the Fund	84
Portfolio Transactions and Brokerage	91
Net Asset Value	92
Distributions	93
Description of Shares	93
Subscriptions for Common Shares	95
Redemptions, Repurchases of Common Shares and Transfers	96
Reports to Shareholders	99
Term, Dissolution and Liquidation	99
Fiscal Year	100
Tax Matters	100
Other Service Providers	105
Voting	105
Codes of Ethics	106
Proxy Voting Policy and Proxy Voting Record	106
Legal Matters	106
Independent Registered Public Accounting Firm	106
Additional Information	106

Appendix A	108
Appendix B	111
Appendix C	115
Part C — Other Information	119
Signatures	123
Index to Exhibits	124

SUMMARY

        This is only a summary. This summary does not contain all of the information that an investor should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this private placement memorandum (“Private Placement Memorandum”). In particular, you should carefully read the risks of investing in the common shares, as discussed under “Principal Risks of the Fund.”

The Fund	Magnetar Spectrum Fund is a newly organized statutory trust organized under the laws of the State of Delaware and registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Throughout this Private Placement Memorandum, Magnetar Spectrum Fund is referred to simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The assets of the Fund will be actively managed and shareholders will be subject to an asset-based fee payable to the Investment Adviser.

The Private Offering	The Fund will privately offer and sell common shares of beneficial interests only to investors that are “accredited investors” within the meaning of Regulation D under the Securities Act of 1933 (the “Securities Act”). The beneficial interests are called “common shares” in the rest of this Private Placement Memorandum. The Fund will pay all offering and organizational expenses as described in “Summary of Fund Expenses.”

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

An investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”

Investment Objective and Policies	The Fund’s investment objective is to obtain total returns, with an emphasis on current income. The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) securities of companies that derive at least 50% of their revenue from the Natural Resource Industry (as defined below), including, but not limited to, (i) companies that are master limited partnerships (“Master Limited Partnerships” or “MLPs”), (ii) publicly-traded companies that are classified as corporations for U.S. federal income tax purposes (“Public C-Corps”), (iii) publicly-traded companies that own a large or controlling interest in an MLP or the general partnership interest of an MLP (“Public GPs”), and (iv) non-publicly traded companies (“Private Equity,” and together with Public C-Corps and Public GPs, “Natural Resource Companies”); (2) any class of securities issued by special purpose vehicles (“Securitization Vehicles”) that engage in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) or asset-backed securities (“ABS”) (the securities of such Securitization Vehicles are referred to in this Private Placement Memorandum as “Securitization Investments”); and (3) Other Permitted Securities (as defined below).

“Natural Resource Industry” is defined as businesses and activities involving the acquisition, development, exploration, production, processing, refining, transportation, storage, servicing, and/or marketing of natural resources (including but not limited to crude oil, natural gas, natural gas liquids, propane and coal).

In accordance with the MLP Investment Policy, as of the end of each quarter no more than 25% of the Fund’s total assets, as determined for U.S. federal income tax purposes, will be in the form of securities issued by MLPs that are qualified publicly traded partnerships for U.S. federal income tax purposes (see “Tax Matters — Qualification as a RIC — The Income Requirement”), including debt and equity securities. The remainder of the Fund’s total assets will be invested in Natural Resource Companies, Securitization Investments and Other Permitted Securities. The Fund anticipates that a substantial portion of its net assets will be invested in MLPs and that a significant portion of its performance will derive from MLPs and Natural Resource Companies. More than 25% of the Fund’s assets, as determined for purposes other than U.S. federal income tax purposes, may be invested in securities issued by MLPs.

MLPs are taxed as partnerships for U.S. federal income tax purposes, and are generally organized under U.S. state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their taxable income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Fund’s MLP investment policy, “MLPs” are equity interests in entities which are “qualified publicly traded partnerships” for federal tax purposes as described in Section 851 of the Code.

The Fund may seek to hedge certain risks such as overall market, interest rate and commodity price risk through the use of derivative instruments as discussed below.

Each percentage limitation applicable to the Fund’s portfolio described in this Private Placement Memorandum will be tested at least quarterly in the asset to which the percentage limitation applies, and, in general, the Fund will not be required to sell securities due to subsequent changes in the value of the securities it owns. The asset diversification requirement which must be satisfied for the Fund to be taxed as a regulated investment company is applied on a quarterly basis, and it is possible that the Fund may need to reallocate its investments from time to time in order to ensure compliance with that requirement. The Fund may invest in companies of any market capitalization.

The Fund may, but is not required to, write, purchase or sell put or call options on securities, equity or fixed-income indices or other instruments, write, purchase or sell futures contracts or options on futures, or enter into various transactions such as swaps, caps, floors or collars (collectively, “Derivative Transactions”). The Fund will not write uncovered call options as part of any Derivative Transaction.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to the Fund’s effecting any such change.

An Investment in the Fund vs. Direct Investment in MLPs

        The Investment Adviser believes that an investment in the Fund has certain advantages over a direct investment in MLPs, such as:

  Exposure to the MLP asset class through an investment vehicle that will provide common shareholders with a single IRS Form 1099. Direct investors in MLPs receive an IRS schedule K-1 from each MLP in which they invest.

  Access to an investment vehicle that will not require shareholders to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners and may be required to file state income tax returns in each state in which the MLP operates.

  The ability for common shareholders that are tax-exempt investors to avoid having the Fund’s distributions classified as unrelated business taxable income (“UBTI”) unless such investor’s common shares are debt-financed. A portion of income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

  The ability for common shareholders to not be limited by the passive activity loss rules with respect to any losses resulting from the purchase and sale of common shares. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP to offset income from other activities.

The Fund’s Investments	The Fund will invest primarily in a combination of MLPs, Natural Resource Companies, Securitization Investments and Other Permitted Securities.

MLPs

MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on U.S. securities exchanges. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its income for each taxable year from qualifying sources as set forth in Section 7704 of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, servicing, storage and marketing of mineral or other natural resources. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through a general partner or managing member interest in the entity of up to 2% plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their status as partnerships for U.S. federal income tax purposes, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream natural resources, shipping or real estate sectors.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

• Common Units. The common units of the MLPs that the Fund intends to invest in may be listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”), and the NASDAQ Stock Market (the “NASDAQ”). The Fund may, however, purchase such common units through direct placements and privately negotiated transactions. Holders of MLP common units have very limited control and voting rights. Holders of such common units are typically entitled to receive quarterly cash distributions up to an established minimum amount (the “minimum quarterly distribution” or “MQD”), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders (as described below). Once the MQD payment is satisfied, additional distributions beyond the MQD may be made to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests in an MLP, are not typically publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer in a private placement transaction, also known as a private investment in public equity or “PIPE” transaction. Holders of subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions at and above the MQD before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading and distribution rights. The Fund may invest in different classes of subordinated units.

Natural Resource Companies

Natural Resource Companies include any company or trust other than an MLP that derives at least 50% of its revenue from businesses and activities involving the acquisition, development, exploration, production, processing, refining, transportation, storage, servicing, and/or marketing of natural resources (including but not limited to crude oil, natural gas, natural gas liquids, propane and coal).

Public C-Corps and Private Equity. The Fund will invest in Natural Resource Companies that are publicly-traded companies classified as corporations for U.S. federal income tax purposes (i.e., Public C-Corps). The Fund may acquire publicly-traded securities of a Public-C-Corp or securities of a Public C-Corp in a PIPE transaction. The Fund also will invest in Natural Resource Companies that have no class of registered or publicly offered securities (i.e., Private Equity).

Public GPs. The Fund will invest in Public GPs, which for purposes of this Private Placement Memorandum are public entities that hold a large or a controlling interest in the general partner or managing member of an MLP. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP or limited liability company, such as its founders, corporate partners and entities that sell assets to the MLP or limited liability company. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and, in many cases, control over the operations of, the entity. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, entities that hold the general partner interest and incentive distribution rights in Public GPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLPs’ quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the incentive distribution rights given up in the reset.

Securitization Investments

The Fund will invest in equity and debt securities issued by investment vehicles that engage in CDO, CLO and ABS securitizations.

For purposes of this Private Placement Memorandum, such vehicles are referred to as “Securitization Vehicles.” CDO securities represent interests in loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CDO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, emerging markets securities or other fixed income assets. CLO securities are asset-backed securities that represent an interest in a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. ABS typically represent an interest in a pool of mortgages and credit card receivables or other types of loans. The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Securitization Investments are generally tranched into multiple rated classes and one unrated class. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. Securitization Investments in the form of senior notes are typically rated “AAA” to “AA,” and therefore have the highest priority claim on cash flows. Because most of a Securitization Vehicle’s debt is typically highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. Recent instability in markets for Securitization Investments have made the rating by rating agencies of tranches of such assets more difficult and has led to rating agencies downgrading certain tranches. The downgrading of certain tranches of Securitization Investments has made such assets more difficult to value. Under current market conditions, the Fund’s investments in Securitization Investments may make a portion of the Fund’s portfolio more difficult to value and, therefore, sell at a fair price.

Securitization Investments purchased by the Fund will include the unrated, most junior tranche as well as junior tranches rated below investment grade. Consequently, Securitization Investments held by the Fund will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. Securitization Investments that represent the lowest rated tranche of a Securitization Vehicle purchased by the Fund will be rated below investment grade and are expected to be subordinated to payments of interest and principal on higher-rated securities issued by the Securitization Vehicle. This subordination could result in reduced or delayed payments of principal and interest on the below investment grade securities purchased by the Fund. Securitization Investments that represent the most junior tranche, which tranche typically is treated as equity for U.S. federal income tax purposes, are generally unrated. Investors in the equity tranche typically receive payment from any residual interest proceeds or principal proceeds generated by the underlying collateral after payments of expenses and debt service with respect to the more senior tranches in the Securitization Vehicle’s structure.

The Securitization Investments owned by the Fund can be considered a levered investment in the underlying collateral because the amount of the investment is significantly below the principal value of the Securitization Vehicle’s assets. However, Securitization Investments that represent equity and below investment grade debt tranches, due to their subordinated nature, are the first and second tranche, respectively, to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of a Securitization Vehicle’s equity and below investment grade debt tranches increase the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile. Payments on Securitization Investments that represent equity and below investment grade debt tranches may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

Other Permitted Securities

As noted above, the Fund may invest in Other Permitted Securities. Other Permitted Securities means:

•	commercial paper issued by any corporation incorporated under the laws of the United States or any state thereof, with a maturity of not more than 183 days from the date of issuance and having at the time of investment a credit rating of “P-1” by Moody’s or “A-1+” by Standard & Poor’s;

•	registered obligations of, and registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are expressly backed by the full faith and credit of the United States;

•	registered debt obligations issued by Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association (Fannie Mae), SLM Corporation (Sallie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal Farm Credit Banks or the Government National Mortgage Association (Ginnie Mae);

•	registered debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that have a credit rating of not less than “Ccc” by Moody’s (and, if such rating is not on watch for possible downgrade by Moody’s), not less than “CCC” by Standard & Poor’s and not less than “CCC” by Fitch Inc. (“Fitch”);

•	registered debt securities bearing interest or sold at a discount issued by any corporation incorporated either under the laws of the United States or any state thereof or under the laws of a foreign jurisdiction (including issuers of asset-backed securities, collateralized debt obligations, mortgage-backed securities, structured credit products or any other form of structured finance obligations) that have a credit rating of not less than “A3” by Moody’s (and, if such rating is “A3” such rating is not on watch for possible downgrade by Moody’s), not less than “A-” by Standard & Poor’s and not less than “A-” by Fitch, provided that each security is exempt from U.S. withholding tax under the “Portfolio Interest Exception;”

•	registered debt securities (including convertible securities) bearing interest or sold at a discount issued by any corporation (private or public), Natural Resource Company, limited liability company, or MLP organized either under the laws of the United States or any state thereof or under the laws of a foreign jurisdiction (including issuers of ABS, CDOs, mortgage-backed securities, structured credit products or any other form of structured finance obligations), provided that each security is exempt from U.S. withholding tax under the “Portfolio Interest Exception;”

•	arrangements with qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements;

•	corporate and mortgage loans, either originated directly or acquired in the secondary market (either directly or indirectly through a participation interest);

•	all types of credit default swap products, including single name credit default swaps (“CDS”) on both bonds and loans, tranched and untranched CDS on bonds and loans (both bespoke and standard terms) and LCDX transactions; and

•	derivatives transactions including futures and options, short sales and swap agreements;

•	equity or debt securities of special purpose entities formed as corporations, trusts, limited partnerships or limited liability companies, including such entities that will be wholly-owned subsidiaries of the Fund (“Origination Subsidiaries”), that may engage in commercial loan origination, lending or securitization activities.

Other Equity Securities

The Fund may invest in equity securities of issuers other than MLPs, Natural Resource Companies and Securitization Investments, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.

Non-U.S. Securities

The Fund may invest directly in foreign issuers or invest in depositary receipts. The Fund may invest in equity securities of foreign companies, including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The Fund may also invest in debt securities of foreign companies, including bonds, notes and other debt securities.

Use of Leverage	The Fund intends to enhance its total returns through the use of financial leverage, which may include the issuance of preferred shares, commercial paper or notes and other forms of borrowing (each a “Leverage Instrument” and collectively, “Leverage Instruments”), in each case within the applicable limits of the 1940 Act. The Fund may leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of its assets. The Fund may also in the future decide to leverage through the issuance of preferred shares or other means. Leverage of the Fund will vary over time. The Fund may borrow from banks and other financial institutions.

To the extent the Fund borrows, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The Fund may also leverage through margin purchases involving a prime broker, to the extent permitted by the 1940 Act. The Fund may also be exposed to financial leverage indirectly through its investments in certain Other Permitted Securities, Securitization Investments and Derivatives Transactions.

The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value, the market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings and the costs incurred in connection with such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.

The Fund’s leveraging strategy may not be successful. See “Principal Risks of the Fund – Leverage Risk.”

Investment Adviser	The Fund’s investments will be managed by the Investment Adviser, Magnetar Financial LLC.

Distributions	The Fund intends to make regular cash distributions of substantially all of its net investment income to its common shareholders at least annually, or at such times as are necessary to aim to avoid taxation of the Fund (see “Tax Matters – Taxation of the Fund – In General”).

The Fund anticipates distributing substantially all of its net investment income for each taxable year. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the amount received by the Fund with respect to MLP investments as well as the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. On the disposition of an investment in such an MLP, the Fund will likely realize more gain or less loss (or if the Fund does not dispose of the MLP investment, the Fund will likely realize taxable income in excess of cash flow with respect to such an MLP in later periods). The Fund will be required to take such income into account in satisfying the Fund’s distribution requirements and must distribute the income to avoid being subject to tax on it. To permit it to maintain a more stable annual distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions.” Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Tax Matters.”

Tax Treatment of the Fund	The Fund intends to elect to be treated as, and will attempt to manage its affairs so as to qualify each year for special tax treatment afforded, a Regulated Investment Company (“RIC”) under Subchapter M of the Code. As long as the Fund meets certain requirements that govern sources of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to shareholders.

Risks of the Fund	Investment in the Fund is speculative and entails substantial risks. Performance of the Fund will depend upon the Investment Adviser’s ability to effectively select securities that conform to the Fund’s objective. The Fund will use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Fund may experience significant losses. As a non-diversified investment company, the Fund will not be subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if the portfolio were invested in securities of a broader range of issuers. A shareholder may lose all or a substantial portion of its investment in the Fund.

General

Risk is inherent in all investing. Investment in the Fund is not suitable for all investors. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Fund.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of its common shares. The Fund’s common shares at any point in time may be worth less than at the time of original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

MLP and Natural Resource Company Risk

Commodity Price Risk. The return on the Fund’s investment will be dependent on the operating margins achieved and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resource commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Natural Resource Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resource commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other MLPs and Natural Resource Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Natural Resource Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Natural Resource Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. Prices could also be adversely affected by distribution reductions due to lower commodity prices.

Cyclicality Risk. The operating results of companies in the broader natural resource sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. Commodity prices and natural resource asset values are near historically high levels. The highly cyclical nature of the natural resource sector may adversely affect the earnings or operating cash flows of the MLPs and Natural Resource Companies in which the Fund will invest.

Supply Risk. The profitability of MLPs and Natural Resource Companies, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Natural Resource Companies and, therefore, their ability to make distributions or pay dividends.

Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or a Natural Resource Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions. MLPs and Natural Resource Companies utilize a variety of strategies to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisition, or securing additional long-term contracts. Thus, some MLPs or Natural Resource Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Natural Resource Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resource sector could reduce the growth rate of cash flows received by the Fund from MLPs and Natural Resource Companies that grow through acquisitions.

Competition Risk. The natural resource sector is highly competitive. The MLPs and Natural Resource Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resource assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs and Natural Resource Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, could result in substantial damage to the facilities of certain MLPs and Natural Resource Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Natural Resource Companies, and could therefore adversely affect their securities.

Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Natural Resource Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs.

Rising interest rates could adversely impact the financial performance of MLPs and Natural Resource Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Sub-Sector Specific Risk. MLPs and Natural Resource Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

•	Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations, cash flows and ability to pay cash distributions or dividends. In addition, there is substantial uncertainty regarding the outcome of legal proceedings relating to FERC’s tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production. Prolonged declines in the price of natural gas or crude oil, which curtail drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, may lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•	Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•	Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

•	Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end-users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.

•	Marine shipping. Marine shipping companies are subject to supply of and demand for, and the level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, all of which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

Cash Flow Risk. The Fund will derive some of its cash flow from investments in equity securities of MLPs and Natural Resource Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Natural Resource Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may have only limited influence over Natural Resource Companies in that regard. The amount of cash that any individual MLP or Natural Resource Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resource sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s or Natural Resource Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that a master limited partnership will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Regulatory Risk. The profitability of MLPs and Natural Resource Companies could be adversely affected by changes in the regulatory environment. MLPs and Natural Resource Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and could adversely affect the financial performance of MLPs and Natural Resource Companies.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that might have been released at properties currently or previously owned or operated by MLPs and Natural Resource Companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs and Natural Resource Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Natural Resource Companies, and the cost of any remediation that may become necessary. MLPs and Natural Resource Companies may not be able to recover these costs from insurance.

Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain natural resource facilities and administer and manage greenhouse gas emissions program.

In the wake of a recent Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures if adopted could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Affiliated Party Risk. Certain MLPs and Natural Resource Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or a Natural Resource Company’s parents or sponsors to satisfy their payments or obligations would impact such MLP’s or Natural Resource Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or Natural Resource Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Natural Resource Company as a transaction with a nonaffiliate.

Catastrophe Risk. The operations of MLPs and Natural Resource Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and might result in the curtailment or suspension of their related operations. Not all MLPs or Natural Resource Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s or a Natural Resource Company’s operations and financial condition.

Specific Risks of Public GPs. A holder of an MLP’s general partner or managing member interest, such as a Public GP, can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying master limited partnerships, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the master limited partnership’s quarterly distribution. A general partner or managing member interest can be redeemed by the master limited partnership if the master limited partnership unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members, which typically can be very difficult to accomplish.

Debt Securities Risk

Debt securities are subject to many of the risks described in this section. In addition, they are primarily subject to credit risk, interest rate risk, prepayment or reinvestment risk and, depending on their quality, other special risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit rating of a security may further decrease its value. Credit ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions that would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Securitization Investments Risk

Securitization Investments are generally tranched into multiple rated and unrated classes. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. Securitization Investments in the form of senior notes are typically rated “AAA” to “AA,” and have the highest priority claim on cash flows. Since most of a Securitization Vehicle’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. Securitization Investments in the form of equity typically are unrated and represent the most junior part of the Securitization Vehicle’s capitalization, while certain junior tranches of Securitization Investments, which rank higher than the equity securities in terms of seniority, are typically below investment grade debt securities.

Consequently, Securitization Investments held by the Fund will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. The Fund will invest in Securitization Investments issued by Securitization Vehicles that are managed by various managers, and in some Securitization Investments issued by Securitization Vehicles with underlying collateral consisting of static pools selected by the related manager. The performance of any particular Securitization Investment will depend, among other things, on the level of defaults experienced on the related collateral, as well as the timing of such defaults and the timing and amount of any recoveries on such defaulted collateral and (except in the case of static pool Securitization Vehicles) the impact of any trading of the related collateral. There can be no assurances that any level of investment return will be achieved by investors. It is possible that the Fund’s investments in the Securitization Investments will result in a loss on an aggregate basis (even if some investments do not suffer a loss) and therefore Investors could incur a loss on their investment. Because the payments on the Fund’s investments in Securitization Investments are expected to be subordinated to payments on the senior obligations of the respective Securitization Vehicle, the investments of the Fund represent subordinated, leveraged investments in the underlying collateral. Therefore, changes in the value of the Fund’s Securitization Investments are anticipated to be greater than the change in the market value of the underlying collateral, which itself is subject to, among other things, credit, liquidity and interest rate risk. Moreover, the Fund’s investments in Securitization Investments will have different degrees of leverage based on the capital structure of the Securitization Vehicle. Investors should consider with care the risks of the leverage present in the Fund’s investments because, although the use of leverage by a Securitization Vehicle creates an opportunity for substantial returns on the related investment, the subordination of such investment to the senior debt securities issued by that Securitization Vehicle increases substantially the likelihood that the Fund could lose its entire investment in such investment if the underlying collateral is adversely affected by, among other things, the occurrence of defaults.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade securities in which the Fund may invest are rated below Baa by Moody’s Investors Service, Inc., or below BBB by Fitch Ratings or Standard & Poor’s, or are comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect the speculative character of the securities, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses for which to seek recovery from issuers that default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund will incur a loss of principal and/or interest.

For a description of the ratings categories of certain rating agencies, see Appendix A to this Private Placement Memorandum.

Other Permitted Securities Risk

In addition to the risks described above under “Securitization Investments Risk” and “Debt Securities Risks,” Other Permitted Securities are subject to risks in connection with total return swaps, CDS, LCDX, loans and loan participations and securitization activities. With respect to total return swaps, CDS and LCDX, please see “Derivatives Risk.” The Fund’s investments in Origination Subsidiaries, if any, will be subject to the risks described below in “Origination Subsidiary Risk.”

Loan and Loan Participation Risk. The debt capital markets generally have experienced an increase in volatility and reduction in liquidity since the second quarter of 2007, initially triggered by credit concerns emanating from the single family residential mortgage market, to which the Fund will have no direct investment exposure. This disruption has caused risk premiums (as measured by credit spreads) to increase for assets and liabilities of commercial real estate owners, lenders and investors. The Fund or the Investment Adviser cannot predict when these increases will slow, halt, or reverse.

The Fund or an Origination Subsidiary may originate or acquire commercial loans that may be illiquid and difficult to value. In addition, in connection with the trading of such loans, the Investment Adviser may come into possession of material non-public information relating to the borrower, preventing the Fund from trading in any securities of such issuer. Loans may be subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. Loans involve a fundamental credit risk based on the borrower’s ability to make principal and interest payments.

The Fund or an Origination Subsidiary may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. The Fund and any Origination Subsidiaries may make loans to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a borrower’s ability to repay a loan made to it by the Fund or an Origination Subsidiary, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

The Fund and any Origination Subsidiary may make loans to companies that may have other obligations that rank equally with, or senior to, the loan issued by the Fund or the Origination Subsidiary. Such other securities, by their terms, may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund or an Origination Subsidiary is entitled to receive payments in respect of the loans made by the Fund or the Origination Subsidiary. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower, holders of securities ranking senior to loans made by the Fund or an Origination Subsidiary would typically be entitled to receive payment in full before the Fund or the Origination Subsidiary receives any distribution in respect of its investment. After repaying investors that are more senior than the Fund or an Origination Subsidiary, the borrower may not have any remaining assets to use for repaying its obligation to the Fund or the Origination Subsidiary. In the case of other securities ranking equally with loans issued by the Fund or an Origination Subsidiary, the Fund or the Origination Subsidiary would have to share on an equal basis any distributions with other investors holding equally-ranking securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower. As a result, the Fund or an Origination Subsidiary may be prevented from obtaining the full value of its investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower.

If any of the loans originated or acquired and sold or securitized do not comply with representations and warranties that the Fund or an Origination Subsidiary makes about certain characteristics of the loans, the borrowers and the underlying properties, the Fund or the Origination

Subsidiary may be required to repurchase those loans (including from a securitization vehicle used to facilitate a securitization) or replace them with substitute loans. In addition, in the case of loans that the Fund or an Origination Subsidiary has sold instead of retained, the Fund or the Origination Subsidiary may be required to indemnify persons for losses or expenses incurred as a result of a breach of a representation or warranty. Repurchased loans typically require a significant allocation of working capital to carry on the Fund’s or an Origination Subsidiary’s books, and the ability of the Fund or the Origination Subsidiary to borrow against such assets is limited. Any significant repurchases or indemnification payments could materially and adversely affect the financial condition and operating results of the Fund or an Operating Subsidiary.

If loans are originated or acquired by the Fund or an Origination Subsidiary, such loans may be subject to prepayment risk. Prepayments can adversely affect the yields on the investments of the Fund or an Origination Subsidiary if, for instance, the rate of prepayments differs from the Fund’s or the Origination Subsidiary’s projections. Prepayments on loans, where permitted under the loan documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the control of the Fund or an Origination Subsidiary, and consequently, such prepayment rates cannot be predicted with certainty. In periods of declining interest rates, prepayments on mortgages at similar yields and loans generally increase. If the Fund or an Origination Subsidiary is unable to invest the proceeds of such prepayments received, the yield on the Fund’s or the Origination Subsidiary’s portfolio will decline. In addition, the Fund or an Origination Subsidiary may acquire assets at a discount or premium and if the asset does not repay when expected, the Fund’s or the Origination Subsidiary’s anticipated yield may be impacted. Under certain interest rate and prepayment scenarios the Fund or an Origination Subsidiary may fail to recoup fully the cost of acquisition of certain investments.

The Fund may also invest in loan participations where it will be subject to certain additional risks as a result of having no direct contractual relationship with the borrower of the underlying loan. In such circumstances, the Fund generally would depend on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the borrower on the underlying loan and will generally have no voting rights with respect to the issuer, as such rights are typically retained by the lender. Such investments are subject to the credit risk of the lender (as well as the borrower) since they will depend upon the lender forwarding payments of principal and interest received on the underlying loan. There can be no assurance that the lender will not default on its obligations under such arrangements, resulting in substantial losses to the Fund.

Securitization Risk. If the Fund or an Origination Subsidiary originates, directly or indirectly, loans, the Fund or the Origination Subsidiary may securitize such loans to generate cash for funding new investments. In this event, the Fund’s profitability, and its ability to grow its business and fully execute its business strategy, could be impacted in the event the Fund were unable to successfully securitize its loan portfolio. The securitization market is subject to changing market conditions and may not be accessible when it would otherwise be appropriate.

Origination Subsidiary Risk. The Fund may form wholly-owned Origination Subsidiaries that may engage in originating commercial loans and pooling and repackaging certain loans through securitization vehicles that will issue securities in the capital markets. Such activities could expose the Fund to multiple risks, including risks described below and elsewhere in this Private Placement Memorandum in connection with loans and loan participations, securitizations, debt securities and securitization investments.

The Fund, if it invests in Origination Subsidiaries, may seek to align with strategic partners possessing operational or asset-specific expertise. The Fund, when engaging such strategic partners, may enter into transactions, such as total return swaps, intended to provide strategic partners with the economic experience of investing directly in Origination Subsidiaries. Such transactions could expose the Fund to risks in connection with certain derivatives transactions, including total return swaps, described elsewhere in this Private Placement Memorandum.

Other Equity Securities Risk

The Fund may invest in equity securities of issuers other than MLPs, Natural Resource Companies and Securitization Investments, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.

The Fund’s investments in non-MLP equity securities are subject to various risks. The equity security may decline in value, U.S. stock markets may decline or perform poorly relative to other types of investments; an adverse company-specific event, such as an unfavorable earnings report, could negatively affect the price of the equity security; the Fund’s portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of the equity security may prove to be incorrect; or key economic trends could become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth.

Sector Concentration Risk

Under normal market conditions and once fully invested in accordance with its investment objective, the Fund will concentrate in the natural resource sector through its investments MLPs and Natural Resource Companies. The focus of the Fund on the natural resources sector may present more risks than if the Fund were broadly diversified over numerous unrelated industry sectors. At times, the performance of the Fund’s investments in the natural resources sector may lag the performance of other industry sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. There are risks inherent in the natural resource sector and the businesses of MLPs and Natural Resource Companies, including those described above.

Risks Associated with an Investment in IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

IPO securities may be volatile, and the Fund cannot predict whether Fund investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Risks Associated with an Investment in PIPE Transactions

Investors who purchase securities through PIPE transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets, and thus may present the risk that an investor may not be able to liquidate those securities in light of the investor’s need to raise cash. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid. There is no assurance that such securities will ever be registered with the SEC.

Privately Held Company Risk

Investing in privately held companies, including Private Equity Natural Resource Companies, involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Liquidity Risk” below.

Liquidity Risk

The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Although the equity securities of the MLPs and Natural Resource Companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, enabling the Fund to sell it. The contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Tax Risks

In addition to other risk considerations, an investment in the common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Private Placement Memorandum. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of Being Subject to Corporate Tax if the Fund Fails to Qualify as a RIC. If the Fund qualifies to be treated as a RIC, it generally will not be required to pay corporate-level federal income taxes on income and gains distributed to common shareholders as dividends. The Fund will not qualify as a RIC, and thus will be subject to corporate-level federal income taxes, if it is unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code.

In particular, in applying the diversification requirements, the Fund intends to treat the underlying assets owned by a Securitization Vehicle,

and not the Securitization Investments actually owned by the Fund, as the relevant assets, provided that the Fund has acquired 100% of all classes of such Securitization Vehicle’s securities which are rated below investment grade or are unrated. No assurance can be given, however, that this position will not be challenged by the Internal Revenue Service (“IRS”), or that such a challenge would not be successful. If this position were successfully challenged, it is likely that the Fund would not qualify as a RIC. It is also possible that some investments made by the Fund (including, specifically, investments in entities that engage in loan origination activities) may be treated for federal income tax purposes as interests in partnerships. The federal tax laws are not entirely clear whether it is permissible for the Fund to treat the assets of such partnerships as assets of the Fund for purposes of the diversification requirements under Subchapter M of the Code. If such treatment is not possible, the Fund’s ability to satisfy the diversification requirements could be adversely affected and may result in the Fund not qualifying as a RIC.

If the Fund were to fail to qualify as a RIC for these or any other reasons and were, therefore, to become subject to corporate-level income tax, the resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to common shareholders.

Tax Law Changes. Changes in tax laws, regulations or interpretations thereof in the future could adversely affect the Fund or the debt securities, MLPs or Natural Resource Companies in which the Fund will invest. Any such changes could have a negative impact on the Fund’s common shareholders. Legislation could also have a negative impact on the amount and tax characterization of dividends received by the Fund’s common shareholders. In particular, the provisions of the tax law which permit the character of interest and short-term capital gain to “flow through” a RIC to foreign investors are currently scheduled to expire for taxable years beginning after December 31, 2007. Unless legislation extending these provisions is enacted, foreign persons who receive dividends with respect to tax years beginning after that date which are attributable to portfolio interest or short-term capital gains would be subject to 30% withholding tax on such dividends, unless reduced by an applicable treaty provision. On November 9, 2007, the U.S. House of Representatives passed a bill that, if enacted, would extend these provisions for one year. It is not possible, however, to predict whether this bill, or any other legislation that may extend these provisions, will be enacted.

In addition, the provision which reduces the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years. It is not possible to predict whether Congress will enact legislation extending any or all of these provisions.

FIRPTA Risk. The Fund will attempt to manage its affairs in such a way that it does not become a U.S. real property holding corporation. However, there can be no assurance that it will be successful in this regard. If it were to become a U.S. real property holding corporation, then under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), non-U.S. holders would generally be subject to U.S. tax upon a disposition of shares in the Fund.

Risks Associated with an Investment in Non-U.S. Securities

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s investment in the underlying MLP and the unrealized appreciation or depreciation of its investments.

Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Natural Resource Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund’s incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.

Legal and Regulatory Risk

Legal, tax and regulatory changes that may adversely affect the Fund could occur during the term of the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the

Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

Hedging Risk

The Fund may in the future hedge against interest rate risk, directional risk, commodity price risk, equity securities risk and MLP risk by employing one or more hedging instruments including interest rate swaps, interest rate caps and floors, credit default swaps, constant maturity credit default swaps, recovery locks, rights and options on any of the foregoing, equity puts, ETFs and other investments. The Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the common shareholders. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Arbitrage Risk

A part of the Fund’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. Trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Delay in Use of Proceeds

Although the Fund intends to invest the proceeds of the Fund’s offerings in accordance with the Fund’s investment objective as soon as practicable, such investments, particularly those in unregistered or otherwise restricted securities, may be delayed, particularly if the Fund is unable to secure adequate commitments from the private placement. The Fund anticipates that it will be fully invested in accordance with its investment objective within six months after the completion of its first offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash or cash equivalents, or other Short-Term Investments. Income received by the Fund from these securities would likely be less than returns sought pursuant to the Fund’s investment objective and policies. As a result, the return on the Fund’s common shares in the first year of its investment operations may be lower than when the Fund is fully invested in accordance with its investment objective and policies.

Equity Securities Risk

The value of MLP common units and other equity securities of MLPs and Natural Resource Companies can be adversely affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resource sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Natural Resource Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Natural Resource Companies can also be affected by fundamentals unique to the partnership or company, including earning power and coverage ratios. The market value of these equity securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund.

MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded, and the Fund may acquire outstanding subordinated units from the holders or directly from the issuer in a PIPE transaction. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. In the event of liquidation, common units also have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. Therefore, they generally entail greater risk than MLP common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

Small-Cap and Mid-Cap Company Risk

Certain of the securities in which the Fund may invest, including the MLPs and Natural Resource Companies, may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks and debt instruments of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Leverage Risk

The Fund intends to use leverage through one or more of the following: the issuance of preferred shares, commercial paper or notes or other forms of borrowing, including margin purchases involving a prime broker, each as permitted by the 1940 Act. The Fund will have leverage exposure through certain of its investments, including certain Other Permitted Securities, Securitization Investments and Derivatives Transactions, as each underlying investment may itself use leverage. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed and will subject the Fund to increased risk of loss. The costs of an offering of preferred shares and/or a borrowing program will be borne by common shareholders and consequently would result in a reduction of the net asset value of common shares. The Fund may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of common shares or for temporary or emergency purposes. The use of leverage will generally increase the risk of volatility of the Fund. The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the value of the Fund’s common shares may decline when interest rates rise.

Non-Diversification Risk

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund will invest a relatively high percentage of its assets in MLPs. To the extent the Fund invests a relatively high percentage of the Fund’s assets in MLPs, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Valuation Risk

Market prices may not be readily available for many of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Fund’s management or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value and therefore adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of the securities’ fair value.

Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. The fair valuation of securities by the Investment Adviser and under the supervision of the Board of Trustees is, as further discussed below, subject to uncertainty. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”

Portfolio Turnover Risk

The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that would be borne by the Fund.

Derivatives Risk

The Fund may engage in Derivative Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, total return swaps, credit default swaps of all types and LCDX transactions, as well as other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured.

No assurance can be given that the Investment Adviser’s judgment in this respect will be correct. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

The Fund may enter into credit default swaps. In a credit default swap, the “buyer” of the credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation, typically a bond. A credit event generally means a bankruptcy, failure to pay or obligation acceleration. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which typically is the “par value” (full notional value less recovery rate) of the reference obligation. The contingent payment may be a cash settlement or physical delivery of the reference obligation in return for payment of the face amount of the obligation. The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment (or premium) and recover nothing. If a credit event occurs, however, the buyer typically receives full notional value less recovery rate for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value less recovery rate of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, credit risk and risk that a counterparty to the swap will default on its payment obligations to the Fund. A buyer also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value less recovery rate it pays to the buyer, resulting in a loss of value to the seller.

Given the recent sharp increases in volume of credit derivatives trading in the market, settlement of such contracts may also be delayed beyond the time frame originally anticipated by counterparties. Such delays may adversely impact the Fund’s ability to otherwise productively deploy any capital that is committed with respect to such contracts.

Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Buyers of protection pay a fixed coupon agreed at time of trade, and receive compensation on the principal if the entity named on the contract defaults on its secured debt. The compensation will be par minus recovery either via the protection seller paying par in return for gaining possession of the loan or via cash settlement. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Loan credit default swaps may be subject to many of the same risks as credit default swaps on bonds, including market risk, liquidity risk, credit risk and counterparty risk.

The Fund may also invest in the LCDX index, which is the buying or selling of protection on 100 names that comprise the LCDX portfolio (i.e., the buying and selling of 100 single-name loan credit default swaps). Buying and selling the LCDX can be compared to buying and selling a loan portfolio. When the index is bought, the buyer is taking on the credit exposure to the loans, and is exposed to defaults similar to when a loan portfolio is bought. If the index is sold, this exposure is passed on to someone else. The index has a fixed coupon, which is paid if the index is sold, or received if the index is bought. The credit events that generally trigger a payout from the buyer (protection seller) of the index are bankruptcy or failure to pay a scheduled payment on any debt (after a grace period), for any of the constituents of the index. Credit events can be settled by physical or cash settlement. Physical settlement entails delivering the loan and receiving par. The protection seller who took delivery of the loan holds the defaulted asset. Although this method is the traditional method of settlement, there are risks that the notional amount of the outstanding loans is less than the loan credit default swaps outstanding and that the LCDX counterparty will be able to take receipt of the loans. LCDX transactions may be subject to many of the same risks as loan credit default swaps, including market risk and counterparty risk.

The Fund may enter into total return swap agreements, including swap agreements with strategic partners with whom the Fund may partner in connection with Origination Subsidiaries, if any. In such transactions, if any, the Fund may enter into the swap to provide the strategic partner the return of the commercial loans originated by the Origination Subsidiaries.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The Fund will not write uncovered call options.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as those on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s shares.

If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Leverage Instruments, the Fund may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of its shares. For example, the Fund may use interest rate swaps and caps in connection with any use by the Fund of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund’s shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. Buying interest rate caps could decrease the net earnings of the Fund’s shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a fund is contractually obligated to make. If the counterparty defaults, and the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether a Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund’s shares.

The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund, to the extent it wishes to do so, may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty that is a party to the original forward contract and generally require the consent of such counterparty. There can be no assurance that the Fund will be able to close out its obligations.

There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or the refusal by, a bank to perform with respect to such contracts.

Convertible Instrument Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Short Sales Risk

The Fund may engage in short selling. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

Terrorism and Market Disruption Risk

The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resource sector in particular. Global political and economic instability could affect an MLP’s or a Natural Resource Company’s operations in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resource assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Investment Management Risk

The Fund is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. An investment selected by the Investment Adviser that does not perform as anticipated may hinder the Fund’s performance.

The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound up and its assets will be liquidated.

Dependence on the Investment Adviser of the Fund

The Fund is dependent upon key personnel of Magnetar Capital LLC, an affiliate of the Investment Adviser, for its future success and upon their access to certain individuals and investments in the natural resource industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of Magnetar Capital LLC, who will evaluate, negotiate, structure, close and monitor the Fund’s investments.

Conflicts of Interest with the Investment Adviser of the Fund

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, affiliated funds, in which the Fund will have no interest (the “affiliated funds”). Some of the affiliated funds have investment objectives that are similar to, or overlap with, those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund. There are no restrictions on the ability of the Investment Adviser or such affiliates to manage accounts or the business activities of other clients, whether the accounts follow the same or different investment objectives, philosophies and strategies as those used for the Fund.

The Investment Adviser may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund, including those affiliated funds with similar investment objectives and policies as those of the Fund. Situations may arise in which investment funds managed by the Investment Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the affiliated funds, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other funds where the market cannot absorb the sale of the combined position. To the extent that entities affiliated with the Investment Adviser invest in a particular investment, the ability of the Fund to invest in the same investment may be adversely affected by any limitation on availability of the investment. In addition, the Investment Adviser may be required to choose between the Fund and other advisory clients in allocating investments. The Investment Adviser generally intends to allocate all investment opportunities that may be appropriate for the Fund and other clients in a manner that is fair and equitable to all clients over time taking into account the different investment mandates and investment strategies applicable to such clients, current investment positions of a client, the relative capitalization and cash availability of a client, investment time horizon, leverage ratios and other considerations.

The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs, Natural Resource Companies, Securitization Investments and issuers of Other Permitted Securities. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs, Natural Resource Companies, Securitization Investments and Other Permitted Securities, certain employees of the Investment Adviser may become aware of actions planned by MLPs, Natural Resource Companies, Securitization Investments and issuers of Other Permitted Securities, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP, a Natural Resource Company, Securitization Investment or Other Permitted Securities about which the Investment Adviser has material nonpublic information.

From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Further, it may not always be possible or consistent with the investment objectives of the various persons or entities described above and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price.

The Investment Adviser or an affiliated adviser may, in certain circumstances, take positions in accounts of other clients opposite to those taken by the Fund and/or take positions in accounts of other clients which involve conflicts or potential conflicts with the Fund’s positions (e.g., investments in different levels of a company’s capital structure). These positions could adversely affect the performance of investments held by the Fund. For example, a large short position in a security in an account of a client other than the Fund could cause a decline in the value of a long position held by the Fund in the same security. The Investment Adviser may also decline to make an investment for the Fund out of concern that such investment might harm another client of the Investment Adviser or an affiliated adviser.

The Investment Adviser and its affiliated adviser have developed policies and procedures designed to mitigate and manage to a certain extent certain potential conflicts of interest that may arise from the management of accounts of multiple clients.

The management fee (“Management Fee”) payable to the Investment Adviser is based on the month-end value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, at the end of such month. A significant percentage of the Fund’s assets may be illiquid securities acquired in private transactions or issued by private companies for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there could be a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its valuation committee will participate in the valuation of its securities. See “Net Asset Value.”

Limited Liquidity Risk

Common shares of the Fund will not be traded on any securities exchange or other market. With very limited exceptions, common shares of the Fund will not be transferable and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Investment Adviser intends to recommend to the Board semi-annual repurchases of common shares from investors. If the Fund repurchases common shares on a semi-annual basis and sufficient additional common shares are not sold in the meantime, the assets of the Fund may decrease over time from what it would otherwise would have been. The Fund may be forced to sell assets to repurchase shares, which could reduce investment opportunities available to the Fund and cause its expense ratio to increase. If assets are required to satisfy repurchases of common shares, the Fund likely may sell more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Administrator and Fund Accountant	PFPC, Inc. will provide the Fund with administrative services and will serve as fund accountant for the Fund.

Custodian	PFPC Trust Company will provide the Fund with custodial services.

Placement Agent	Merrill Lynch, Pierce, Fenner & Smith Incorporated will serve as the placement agent for the Fund.

SUMMARY OF FUND EXPENSES

        The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s assets and shows the Fund’s expenses as a percentage of net assets attributable to its common shares.

Shareholder Transaction Expenses:
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.002%
Placement Agent Fee(2)	.002%

Percentage of Net Assets Attributable to Common Shares
(Assumes Leverage Instruments are Used)(3)

Annual Expenses:
Management Fees	2.00%
Interest Payments on Borrowed Funds(5)	2.75%
Other Expenses(4)	0.60%
Total Annual Expenses	5.35%

(1)	Amount reflects estimated initial offering expenses of $10,000 to be borne by the Fund.
(2)	In connection with initial and additional investments, investors may be charged a placement fee (sales commissions) of $100 per placement transaction, which amounts to less than 0.002% of the amounts transmitted in connection with their subscriptions for the placement. The Placement Agent Fee may be adjusted or waived at the sole discretion of the placement agent.
(3)	Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage Instruments are Used)
	Annual Expenses:
	Management Fees	2.00%
	Interest Payments on Borrowed Funds	None
	Other Expenses(4)	0.60%
	Total Annual Expenses	2.60%
(4)	The costs of the offering are not included in the expenses shown in this table.
(5)	Assumes a cost on Leverage Instruments of 5.5%. This rate is an estimate and may differ based on varying market conditions that may exist when Leverage Instruments are issued or incurred and depending on the type of Leverage Instrument issued or incurred. If the Fund issues or incurs Leverage Instruments in an amount greater than 33 1/3% of the Fund’s assets, this amount could increase.

        The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example below are based on anticipated contributions to the Fund and anticipated operating expenses for the Fund’s first fiscal year of operations, unless otherwise indicated. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares.

        EXAMPLE

        As required by relevant SEC regulations, the following example illustrates the expenses (including the placement fee of $100 per placement transaction, estimated offering expenses of this offering of $10,000, or $0.004 per common share) that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of 2.604% in year one, 2.60% in year two, and 2.60% in the years thereafter of net assets attributable to the Fund’s common shares and a 5% annual return.

1 Year	3 Years

$26.00	$80.00

        THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate.

THE FUND

        Magnetar Spectrum Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed as a Delaware statutory trust on July 2, 2007. The Fund has no operating history. The Fund’s principal office is located at 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201, and its telephone number is (847) 905-4400.

        Investment advisory services will be provided to the Fund by Magnetar Financial LLC, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund — Board of Trustees of the Fund.”

INVESTMENT OBJECTIVE AND POLICIES

        The Fund’s primary investment objective is to obtain total returns, with an emphasis on current income.

        The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) securities of companies that derive at least 50% of their revenue from the Natural Resource Industry and that are or have elected to be treated as Master Limited Partnerships, (2) Natural Resource Companies, (3) Securitization Investments and (4) Other Permitted Securities.

        In accordance with the MLP Investment Policy, as of the end of each quarter no more than 25% of the Fund’s total assets, as determined for U.S. federal income tax purposes, will be invested in the form of any securities issued by MLPs that are qualified publicly traded partnerships for U.S. federal income tax purposes (see “Tax Matters — Qualification as a RIC — The Income Requirement”), including debt and equity securities. The remainder of the Fund’s total assets will be invested in Natural Resource Companies, Securitization Investments and Other Permitted Securities. The Fund anticipates that a significant portion of the Fund’s performance will derive from MLPs and Natural Resource Companies. More than 25% of the Fund’s assets, as determined for purposes other than U.S. federal income tax purposes, may be invested in securities issued by MLPs.

        The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.

        MLPs

        MLPs are taxed as partnerships for U.S. federal income tax purposes, and are generally organized under U.S. state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their taxable income from qualifying sources as described in Section 7704 of the Code. For purposes of the Fund’s MLP investment policy, “MLPs” are equity interests in entities which are “qualified publicly traded partnerships” for federal tax purposes as described in Section 851 of the Code.

        After an initial six-month period, the Fund, over time, will seek to invest in 10 to 30 MLP issuers with generally no more than 10% of the Fund’s total assets in any one issue, and no more than 15% of the Fund’s total assets in any one issuer (for purposes of this limit, the “issuer” includes both the MLP or limited liability company, as well as its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser of the Fund will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have high quality operating assets, proven management teams, and attractive distribution growth prospects. The Investment Adviser will further seek to identify MLP issuers that are able both (i) to develop projects organically (“greenfield” or internally developed) and (ii) to successfully find, acquire and integrate accretive assets and companies.

        In accordance with the MLP Investment Policy, as of the end of each quarter no more than 25% of the Fund’s total assets will be in the form of any securities issued by MLPs, including debt and equity securities. Of the portion of the portfolio allocated to MLPs, the Fund may invest up to 20% of those assets in debt securities of MLPs.

        Natural Resource Companies

        Natural Resource Companies include any company or trust other than an MLP that derives at least 50% of its revenue from businesses and activities involving the acquisition, development, exploration, production, processing, refining, transportation, storage, servicing, and/or marketing of natural resources (including but not limited to crude oil, natural gas, natural gas liquids, propane and coal). The Fund will invest in Natural Resource Companies that are publicly-traded companies classified as corporations for U.S. federal income tax purposes (i.e., Public C-Corps); the Fund may acquire publicly-traded securities of a Public-C-Corp or securities of a Public C-Corp in a PIPE transaction. The fund also will invest in Natural Resource Companies that have no class of registered or publicly offered securities (i.e., Private Equity). The Fund may also invest in Public GPs. The Investment Adviser will utilize a similar approach (as described above) in identifying and evaluating Public GPs. Like MLPs with strong distribution growth prospects, Public GPs with strong growth prospects often trade at prices that result in relatively low current yields.

        Securitization Investments

        The Fund will invest in equity and debt securities issued by companies that issue CDOs, CLOs and ABS securities. CDO securities represent interests in loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CDO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, emerging markets securities or other fixed income assets, as described below.

        Securitization Investments purchased by the Fund will represent the unrated, most junior tranche as well as junior tranches rated below investment grade. Consequently, the Fund’s investments in Securitization Investments will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. Securitization Investments purchased by the Fund that represent the lowest rated tranche of a Securitization Vehicle will be rated below investment grade and are expected to be subordinated to payments of interest and principal on higher-rated securities of the Securitization Vehicle. This subordination could result in reduced or delayed payments of principal and interest on the below investment grade debt securities purchased by the Fund. Securitization Investments purchased by the Fund that represent the most junior tranche of a Securitization Vehicle, which tranche typically is treated as equity for U.S. federal income tax purposes, is generally unrated. Investors in the equity tranche typically receive payment from any residual interest proceeds or principal proceeds generated by the underlying collateral after payments of expenses and debt service with respect to the more senior tranches in the Securitization Vehicle’s structure.

        Securitization Investments owned by the Fund can be considered a levered investment in the underlying collateral of the Securitization Vehicle because the amount of the investment is significantly below the principal value of the Securitization Vehicle’s equity and below investment grade debt’s pro rata portion of the underlying collateral. However, a Securitization Vehicle’s equity and below investment grade debt tranches, due to their subordinated nature, are the first and second tranche, respectively, to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of a Securitization Vehicle’s equity and below investment grade debt tranches increases the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile. Payments on Securitization Vehicle equity and below investment grade debt tranches may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

        Other Permitted Securities

        Other Permitted Securities include:

1.	Commercial paper issued by any corporation incorporated under the laws of the United States or any state thereof, with a maturity of not more than 183 days from the date of issuance and having at the time of investment a credit rating of “P-1” by Moody’s or “A-1+” by Standard & Poor’s;

2.	Registered obligations of, and registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are expressly backed by the full faith and credit of the United States;

3.	Registered debt obligations issued by Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), Fannie Mae, Sallie Mae, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Banks or the Government National Mortgage Association;

4.	Registered debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that have a credit rating of not less than “Caa” by Moody’s (and, if such rating is not on watch for possible downgrade by Moody’s), not less than “CCC” by Standard & Poor’s and not less than “CCC” by Fitch;

5.	Registered debt securities bearing interest or sold at a discount issued by any corporation incorporated either under the laws of the United States or any state thereof or under the laws of a foreign jurisdiction (including issuers of ABS, CDOs, mortgage-backed securities, structured credit products or any other form of structured finance obligations) that have a credit rating of not less than “A3” by Moody’s (and, if such rating is “A3” such rating is not on watch for possible downgrade by Moody’s), not less than “A-” by Standard & Poor’s and not less than “A-” by Fitch, provided that each security is exempt from U.S. withholding tax under the “Portfolio Interest Exception”;

6.	Registered debt securities (including convertible securities) bearing interest or sold at a discount issued by any corporation (private or public), Natural Resource Company, limited liability company, or MLP organized either under the laws of the United States or any state thereof or under the laws of a foreign jurisdiction (including issuers of ABS, CDOs, mortgage-backed securities, structured credit products or any other form of structured finance obligations), provided that each security is exempt from U.S. withholding tax under the “Portfolio Interest Exception;”

7.	Arrangements with qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements;

8.	Corporate and mortgage loans, either originated directly or acquired in the secondary market (either directly or indirectly through a participation interest);

9.	All types of credit default swap products, including CDS on both bonds and loans, tranched and untranched CDS on bonds and loans (both bespoke and standard terms) and LCDX transactions; and

10.	Derivatives transactions including futures and options, short sales and swap agreements;

11.	Equity or debt securities of Origination Subsidiaries and other special purpose entities formed as corporations, trusts, limited partnerships or limited liability companies that may engage in commercial loan origination, lending or securitization activities.

        The Fund’s investments will be varied from time to time depending upon the judgment of the fund’s management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund intends to invest in common stocks, rights or other equity securities (in addition to interests in MLPs and Natural Resource Companies), and may acquire or hold such securities when such securities are acquired in unit offerings with fixed-income securities or in connection with an amendment, waiver or conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

        The Fund expects to invest in fixed-income securities (including fixed income securities which may be deemed to be equity for U.S. federal income tax purposes), which may be either rated or unrated by the nationally recognized rating agencies. Such securities (if rated) may represent investments in the lowest of the applicable investment ratings categories. These securities typically involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. Additionally, the financial risk of the Fund may be affected by securities with long maturities, which typically provide the best yields, but which may possibly subject the Fund to substantial price changes resulting from market yield fluctuations. The management strategy of the Fund may attempt to mitigate adverse price changes and optimize favorable price changes through active trading that may seek to shift the maturity and/or quality structure of the Fund within its overall investment guidelines.

        Under unusual market or economic conditions, the Fund, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or the Fund may hold its assets in cash.

        Other Investments

        The Fund may invest in securities of companies that are not MLPs, including Natural Resource Companies, and U.S. and non-U.S. issuers that may not constitute Natural Resource Companies. These investments may include equity securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts, debt securities, and securities issued by investment companies registered under the 1940 Act including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). The Investment Adviser anticipates that it will generally invest in ETFs or ETNs that focus their investments on the energy and natural resources industries.

THE FUND’S INVESTMENTS

        MLPs

        MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, a master limited partnership must derive at least 90% of its income for each taxable year from specified qualifying sources as set forth in Section 7704 of the Code.

        These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, servicing, storage and marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for federal income tax purposes, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

        MLPs are typically structured such that common units and general partner interests have first priority to receive the MQD. Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner interests have been paid, subordinated units receive distributions up to the MQD; however, subordinated units do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner and convert on a one for one basis into common units, generally in three to five years after the MLPs’ initial public offering or after certain distribution levels have been exceeded or other criteria are met. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also normally eligible to receive incentive distributions if the general partner operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar distributed by the master limited partnership. These incentive distributions encourage the general partner to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results generally benefit all security holders of the MLP.

        MLP Sector Outlook

        General. MLPs play a vital role in the exploration, production and transportation of energy and natural resources. Many MLPs own midstream energy infrastructure assets used to transport, process and store natural gas, natural gas liquids, crude oil, and refined petroleum products. For example, crude oil is gathered, shipped, or trucked from producers (suppliers) and transported through pipelines to storage/terminal facilities, refined into petroleum products, and ultimately sold to end-users. While there are a number of contract structures with varying degrees of commodity price sensitivity, these activities are usually fee-based in nature whereby revenues are simply a function of throughput and a dollar rate per unit. Consequently, cash flows typically have minimal direct commodity price sensitivity, although they are frequently exposed to indirect commodity risk. See “Principal Risks of the Fund — MLP and Natural Resource Company Risks — Commodity Price Risk.” In the natural gas and natural gas liquids value chain, natural gas is gathered in the field and transported via pipelines to a central processing facility where the natural gas liquids are separated from the residue natural gas. The residue gas is then shipped to end users, and the raw natural gas liquids go to a fractionation facility. The raw natural gas liquids mix is separated into its different components (ethane, propane, butane, etc.) and then delivered to end user markets.

        MLP operations are often referred to in the context of the following business segments or subsectors:

•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived primarily from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs generally do not have direct commodity price exposure (as opposed to indirect exposure) because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of natural gas liquid transportation, fractionation and storage services. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is often fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.
•	Exploration and Production MLPs (“E&P MLPs”). E&P MLPs are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales. Due to the inherent volatility of energy prices, E&P MLPs generally hedge a substantial portion of future production to protect their distribution against price declines. Such hedging is generally accomplished through the use of swaps, puts and/or collars.
•	Propane MLPs. Propane MLPs are distributors of propane to end-users for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March).
•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations that may limit the ability to produce coal; the MLPs’ abilities to manage production costs and pay mining reclamation costs; and the effect on demand that the EPA’s standards set in the Clean Air Act have on coal end-users.
•	Marine Shipping MLPs. Marine Shipping MLPs are primarily marine transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

        Investment Characteristics. The Investment Adviser seeks to find MLPs with the following characteristics:

•	Many MLPs are utility-like in nature and have relatively stable, predictable cash flows.
•	MLPs provide services that help meet the largely inelastic demand of U.S. energy consumers. In its International Energy Outlook (“IEO”) 2007, the U.S Energy Information Administration states that the total world consumption of marketed energy is projected to increase by 57% from 2004 to 2030 (so long as current laws and policies remain unchanged throughout the time period).
•	Transportation assets in the interstate and intrastate pipeline sector are typically backed by relatively long-term contracts and stable transportation rates (or tariffs) that are regulated by FERC or by state regulatory commissions.
•	High barriers to entry may protect the business model of some MLPs, since construction of the physical assets typically owned by these MLPs generally requires significant capital expenditures and long lead times.

•	As the location and quality of natural resource supplies change, new midstream infrastructures such as gathering and transportation pipelines, treating and processing facilities and storage facilities are needed to meet these new logistical needs. Similarly, as the demographics of demand centers change, new infrastructure is often needed. MLPs are integral providers of these midstream needs.
•	Requirements for new and additional transportation fuel compositions (e.g., reduced sulfur diesel and ethanol blends) require additional logistical assets. MLPs are integral providers of these logistical needs.
•	Midstream assets are typically long lived and tend to retain their economic value, and the risk of technological obsolescence is low.
•	MLPs are “pass-through” entities and do not pay federal income taxes at the entity level. In general, a portion of their distribution payments is treated as a return of capital.
•	In addition to their growth potential, MLP investments are currently offering higher yields than some investments, such as utilities and real estate investment trusts (“REITs”). Of course, there can be no guarantee that the MLP investments in the Fund’s portfolio will generate higher yields than these other asset classes.

        MLP Equity Securities. Equity securities issued by master limited partnerships typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

•	Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. The Fund will typically purchase such common units through open market transactions and underwritten offerings, as well as through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and very limited voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. Once the MQD payment is satisfied, additional distributions beyond the MQD may be made to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.
•	Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests in a MLP, are not typically publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer in a “PIPE” transaction. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions at and above the MQD before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals, or other criteria are met. MLPs also issue different classes of subordinated units that may have different voting, trading and distribution rights. The Fund may invest in different classes of subordinated units.

        Natural Resource Companies

        Natural Resource Companies include any company or trust other than an MLP that derives at least 50% of its revenue from businesses and activities involving the acquisition, development, exploration, production, processing, refining, transportation, storage, servicing, and/or marketing of natural resources (including but not limited to crude oil, natural gas, natural gas liquids, propane and coal).

        Public C-Corps and Private Equity. The Fund will invest in Natural Resource Companies that are publicly-traded companies classified as corporations for U.S. federal income tax purposes (i.e., Public C-Corps); the Fund may acquire publicly-traded securities of a Public-C-Corp or securities of a Public C-Corp in a PIPE transaction. The Fund also will invest in companies that have no class of registered or publicly offered securities (i.e., Private Equity).

        Public GPs. The Fund will invest in Public GPs, which for purposes of this Private Placement Memorandum are public entities that hold a large or a controlling interest in the general partner or managing member of an MLP. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP or limited liability company, such as its founders, corporate partners and entities that sell assets to the MLP or limited liability company. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the entity. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, entities that hold the general partner interest and incentive distribution rights in Public GPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLPs’ quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the incentive distribution rights given up in the reset.

        Securitization Investments

        The Fund will invest in equity and debt securities issued by companies that issue CDOs, CLOs and ABS securities. CDO securities represent interests in loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CDO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, emerging markets securities or other fixed income assets. CLO securities are asset-backed securities that represent an interest in a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. ABS typically represent an interest in a pool of mortgages and credit card receivables or other types of loans. The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

        Securitization Investments issued by Securitization Vehicles are generally tranched into multiple rated and unrated classes. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. Securitization Investments in the form of senior notes are typically rated “AAA” to “AA,” and have the highest priority claim on cash flows. Since most of a Securitization Vehicle’s debt is typically highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. Securitization Investments in the form of equity securities in or of an Securitization Vehicle typically are unrated and represent the most junior part of the Securitization Vehicle’s capitalization, while certain junior tranches of a Securitization Vehicle, which rank higher than the equity securities in terms of seniority, are typically below investment grade debt securities.

        Debt Securities

        Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser.

        Bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

        An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

        Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay current interest.

        Municipal Securities. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The municipal securities in which the Fund may invest include debt obligations issued by certain governmental issuers, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments. These securities may pay interest at fixed, variable or floating rates.

        The participation and other interests in municipal securities in which the Fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the amount of loans banks are willing to make and may affect the interest rates and fees they charge, and may reduce the bank’s profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

        U.S. Government Securities. The U.S. government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

        Commercial Paper. Commercial paper represents short-term ((usually one to 270 days) unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Commercial Bank Obligations. The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

        Mortgage-Backed Securities. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, and other mortgage-backed instruments. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk — the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed investments. Some mortgage-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages increase. The Fund may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date.

        Collateralized Debt Obligations. A collateralized debt obligation (CDO) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (CBO). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (CLO). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement. Recent instability in the CDO markets has made the valuation of such instruments more difficult.

        Convertible Instruments. The Fund may invest in securities convertible into common stock or into common or subordinated units of MLPs. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Many convertible securities are a form of debt security, but the Investment Adviser regards some of them as “equity substitutes” because of their feature allowing them to be converted into common stock. Therefore, their credit ratings have less impact on the Investment Adviser’s investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to both credit risk and interest rate risk described below. The Fund may invest in convertible preferred stock and debt. Some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the holder will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment. The Fund can buy convertible securities rated below “investment grade” and these securities (commonly referred to as “junk bonds”) are subject to greater risk of default by the issuer than investment-grade securities and may be subject to greater market fluctuations. These risks can reduce the Fund’s share prices and the income it earns.

        Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or, if unrated, of comparable quality as determined by the Investment Adviser; (v) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Fund’s Investment Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. To the extent the Fund is investing in short-term investments as a temporary defensive posture or while the Fund is seeking to invest proceeds of its offering or any subsequent sales of shares, the Fund’s investment objective may not be achieved.

        Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor’s, a division of McGraw Hill Companies, Inc., Fitch Inc., Dominion Bond Rating Service Limited or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Investment Adviser. Bonds rated Baa and above by Moody’s or BBB and above by S&P are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

        Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Please see Appendix A of this Private Placement Memorandum for a description of each rating category of S&P, Moody’s and Fitch.

        Other Permitted Securities

        In addition to certain Other Permitted Securities described above in “Securitization Investments” and “Debt Securities,” and below in “Derivatives Transactions,” the Fund may invest in Origination Subsidiaries, public and private commercial loans acquired directly or indirectly through a participation interest, CDS and LCDX transactions. With respect to CDS and LCDX transactions, please see “Derivatives.” Certain Other Permitted Securities may be structured so as to aggregate multiple Other Permitted Securities into one strategy.

        Origination Subsidiaries. The Fund may form wholly-owned subsidiaries that may engage primarily in originating commercial loans and pooling and repackaging certain loans through securitization vehicles that will issue its securities in the capital markets. For a description of loan origination activity, see “Loans and Loan Participations” below. The Fund, if it invests in Origination Subsidiaries, may seek to align with strategic partners possessing operational or asset-specific expertise. The Fund, when engaging such strategic partners, may enter into transactions, such as total return swaps, intended to provide strategic partners with the economic experience of investing directly in Origination Subsidiaries.

        Loans and Loan Participations. The Fund’s investments in loans may be in the form of the Fund acting as one of the group of lenders originating a loan or acquiring a participation in a loan. When the Fund is a member of the originating syndicate for a loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in a loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase a participation, with respect to a loan only if the agent is determined by the Investment Adviser to be creditworthy.

        When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a loan, or releasing collateral securing a loan, among others, frequently require the unanimous vote or consent of all lenders affected. The Fund, to generate cash for funding new investments, may securitize loans it has originated directly or indirectly through Origination Subsidiaries by transferring the loans to a securitization vehicle that generally would hold the loans until maturity.

        The Fund may also invest in participations in loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender’s portion of a loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

        Loan Credit Default Swaps. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Buyers of protection pay a fixed coupon agreed at time of trade, and receive compensation on the principal if the entity named on the contract defaults on its secured debt. The compensation will be par minus recovery either via the protection seller paying par in return for gaining possession of the loan or via cash settlement. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched.

        LCDX Transactions. The Fund may invest in LCDX, which is the buying or selling of protection on 100 names that comprise the LCDX portfolio (i.e., the buying and selling of 100 single-name loan credit default swaps). Buying and selling the LCDX can be compared to buying and selling a loan portfolio. When the index is bought, the buyer is taking on the credit exposure to the loans, and is exposed to defaults similar to when a loan portfolio is bought. If the index is sold, this exposure is passed on to someone else. The index has a fixed coupon, which is paid if the index is sold, or received if the index is bought. The credit events that generally trigger a payout from the buyer (protection seller) of the index are bankruptcy or failure to pay a scheduled payment on any debt (after a grace period), for any of the constituents of the index. Credit events can be settled by physical or cash settlement. Physical settlement entails delivering the loan and receiving par. The protection seller who took delivery of the loan holds the defaulted asset. Although this method is the traditional method of settlement, there are risks that the notional amount of the outstanding loans is less than the loan credit default swaps outstanding and that the LCDX counterparty will be able to take receipt of the loans.

        Illiquid Securities

        The Fund will invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

        Derivatives Transactions

        Futures and Options. The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective underlying index, to facilitate trading or to reduce transaction costs and for hedging purposes. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange The Fund will generally use futures or options to mitigate the risk of its investment portfolio; however the fund may also invest in futures or options for investment purposes. Generally, the Fund will purchase either calls or puts. The Fund will not write uncovered calls. Additionally, the Fund may utilize collar investments as a part of hedging strategies. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Fund will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

        A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

        Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase security investments when the Investment Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

        The Fund’s use of futures contracts and options may be limited by federal income tax considerations (see “Tax Matters — Taxation of the Fund”).

        Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Fund. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

        Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund may not be able to meet its obligation to the counterparty. As indicated above, the Fund generally will enter into swaps on a net basis. If the Fund enters into a total return swap transaction on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction.

        Credit Default Swaps. The Fund may engage in credit default swaps. In a credit default swap, the “buyer” of the credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation, typically a bond. A credit event generally means a bankruptcy, failure to pay or obligation acceleration. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which typically is the “par value” (full notional value less recovery rate) of the reference obligation. The contingent payment may be a cash settlement or physical delivery of the reference obligation in return for payment of the face amount of the obligation. The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment (or premium) and recover nothing. If a credit event occurs, however, the buyer typically receives full notional value less recovery rate for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value less recovery rate of the reference obligation.

        Other Securities

        The Fund may invest in equity securities of issuers other than MLPs, including common stocks of Natural Resource Companies and issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.

        The Fund may invest in securities of foreign issuers, which are generally denominated in foreign currencies. The Fund may invest directly in foreign issuers, invest in depositary receipts or invest in U.S. dollar denominated securities of foreign issuers. The Fund may also invest in emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in equity securities of foreign companies, including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The Fund may also invest in debt securities of foreign companies, including bonds, notes and other debt securities.

        Investment Practices

        In addition to holding the portfolio investments described above, the Fund may, but is not required to, use the following investment practices:

        Use of Arbitrage and Other Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and Natural Resource Companies, write (or sell) covered call options on the securities of MLPs and other Natural Resource Companies or other securities held in its portfolio, purchase call options or enter into swap contracts to increase its exposure to MLPs and Natural Resource Companies, or sell securities short. With a long position, the Fund purchases a stock outright, whereas with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expect to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Derivative Risk.”

        Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

        Use of Leverage

        The Fund intends to enhance its total returns through the use of financial leverage, which may include the issuance of preferred shares and other Leverage Instruments, in each case within the applicable limits of the 1940 Act. The Fund may leverage through borrowings (including instruments that have characteristics of borrowing) in an aggregate amount of up to approximately 33 1/3% of its assets. The Fund in the future may decide to leverage through the issuance of preferred shares or other means. The Fund may also use leverage in the form of margin purchases involving a prime broker, and may be exposed to leverage through its investments in certain Other Permitted Securities, Securitization Investments and Derivatives Transactions, as each underlying investment may itself use leverage. Leverage of the Fund will vary over time. The Fund may borrow from banks and other financial institutions.

        Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shares than if leverage is not used. Leverage Instruments would have complete priority over common shares upon distribution of assets. Depending on the type of Leverage Instruments involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this Private Placement Memorandum. If shares of preferred stock are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be reset periodically by an auction process. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking its related expenses into consideration, the leverage will cause the Fund’s common shareholders to receive a higher rate of income than if it was not leveraged. There is no assurance that the Fund will utilize Leverage Instruments or, if Leverage Instruments are utilized, that they will be successful in enhancing the level of the Fund’s total return. The net asset value of the Fund’s common shares will be reduced by the fees and issuance costs of any Leverage Instruments. The Fund does not intend to use Leverage Instruments until the Fund’s assets are substantially invested in accordance with its investment objective. The Fund anticipates that it will invest the majority of the net proceeds of the offering within the first six months, and may thereafter use Leverage Instruments.

        Leverage creates risk for holders of the Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments that may affect the return to the holders of the Fund’s common shares or may result in fluctuations in the dividends paid by the Fund on its common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to the Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s common shareholders.

        The use of leverage creates risks and involves special considerations. To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps, caps, floors and collars on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Leverage Risk” and “Principal Risks of the Fund — Hedging Risk.”

        Delaware trust law authorizes the Fund, without prior approval of its common shareholders, to borrow money.

        In this regard, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of its assets). With respect to such borrowing, asset coverage means the ratio that the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

        The rights of the Fund’s lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions that limit certain of the Fund’s activities, including the payment of dividends to the Fund’s common shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its stock, or purchase any such stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant a registered investment company’s preferred shareholders, if any, certain voting rights in the event of certain default on the payment of dividends. Subject to its ability to liquidate its relatively illiquid portfolio, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.

        Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Fund issues preferred stock, it intends, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions that will require the redemption of the preferred stock in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred stock outstanding, two of its Trustees will be elected by the holders of preferred stock as a class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of its Trustees.

        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities.

        Credit Facility

        If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one third (33 1/3%) of the Fund’s total assets (including the value of cash collateral received in connection with the borrowing). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

        In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

        Effects of Leverage

        Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s total assets and an annual interest rate of 5.5% on borrowings payable on such leverage based on market rates as of the date of this Private Placement Memorandum, the additional income that the Fund must earn (net of expenses) in order to cover such distribution payments is 1.83%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

        The following table is designed to illustrate the effect on the return to a holder of the Fund’s common shares of leverage in the amount of approximately 331/3% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Principal Risks of the Fund.”

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.75)%	(10.25)%	(2.75)%	4.75%	12.25%

        Common share total return is composed of two elements: common share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Lending of Portfolio Securities

        The Fund may lend its portfolio securities to creditworthy borrowers, including broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or in recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

PRINCIPAL RISKS OF THE FUND

        General

        Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

        No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

        Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of its common shares. The Fund’s common shares at any point in time may be worth less than at the time of original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

        MLP and Natural Resource Company Risk

        Commodity Price Risk. The return on the Fund’s investment will be dependent on the operating margins achieved and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resource commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Natural Resource Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resource commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other MLPs and Natural Resource Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Natural Resource Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Natural Resource Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. Prices could also be adversely affected by distribution reductions due to lower commodity prices.

        Cyclicality Risk. The operating results of companies in the broader natural resource sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. Commodity prices and natural resource asset values are near historically high levels. The highly cyclical nature of the natural resource sector may adversely affect the earnings or operating cash flows of the MLPs and Natural Resource Companies in which the Fund will invest.

        Supply Risk. The profitability of MLPs and Natural Resource Companies, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Natural Resource Companies and, therefore, their ability to make distributions or pay dividends.

        Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or a Natural Resource Company’s revenues and cash flows.

Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

        Risks Relating to Expansions and Acquisitions. MLPs and Natural Resource Companies utilize a variety of strategies to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisition, or securing additional long-term contracts. Thus, some MLPs or Natural Resource Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Natural Resource Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resource sector could reduce the growth rate of cash flows received by the Fund from MLPs and Natural Resource Companies that grow through acquisitions.

        Competition Risk. The natural resource sector is highly competitive. The MLPs and Natural Resource Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resource assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs and Natural Resource Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

        Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, could result in substantial damage to the facilities of certain MLPs and Natural Resource Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Natural Resource Companies, and could therefore adversely affect their securities.

        Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Natural Resource Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Natural Resource Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

        MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

        Sub-Sector Specific Risk. MLPs and Natural Resource Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

•	Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations, cash flows and ability to pay cash distributions or dividends. In addition, there is substantial uncertainty regarding the outcome of legal proceedings relating to FERC’s tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.
•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production. Prolonged declines in the price of natural gas or crude oil, which curtail drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, may lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
•	Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
•	Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
•	Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end-users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.

•	Marine shipping. Marine shipping companies are subject to supply of and demand for, and the level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, all of which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

        Cash Flow Risk. The Fund will derive some of its cash flow from investments in equity securities of MLPs and Natural Resource Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Natural Resource Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may have only limited influence over Natural Resource Companies in that regard. The amount of cash that any individual MLP or Natural Resource Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resource sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s or Natural Resource Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that a master limited partnership will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

        Regulatory Risk. The profitability of MLPs and Natural Resource Companies could be adversely affected by changes in the regulatory environment. MLPs and Natural Resource Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and could adversely affect the financial performance of MLPs and Natural Resource Companies.

        Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that might have been released at properties currently or previously owned or operated by MLPs and Natural Resource Companies or at locations to which they have sent waste for disposal.

        Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

        There is an inherent risk that MLPs and Natural Resource Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Natural Resource Companies, and the cost of any remediation that may become necessary. MLPs and Natural Resource Companies may not be able to recover these costs from insurance.

        Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain natural resource facilities and administer and manage greenhouse gas emissions program.

        In the wake of a recent Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures if adopted could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

        Affiliated Party Risk. Certain MLPs and Natural Resource Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or a Natural Resource Company’s parents or sponsors to satisfy their payments or obligations would impact such MLP’s or Natural Resource Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or Natural Resource Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Natural Resource Company as a transaction with a nonaffiliate.

        Catastrophe Risk. The operations of MLPs and Natural Resource Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and might result in the curtailment or suspension of their related operations. Not all MLPs or Natural Resource Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s or a Natural Resource Company’s operations and financial condition.

        Debt Securities Risks.

        Debt securities are subject to many of the risks described in this section. In addition, they are primarily subject to credit risk, interest rate risk, prepayment or reinvestment risk and, depending on their quality, other special risks.

        Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit rating of a security may further decrease its value. Credit ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

        Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

        Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions that would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

        Securitization Investment Risk

        The securities issued by Securitization Vehicles are generally tranched into multiple rated and unrated classes. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. The senior notes issued by an Securitization Vehicle are typically rated “AAA” to “AA,” and have the highest priority claim on cash flows. Since most of a Securitization Vehicle’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. The equity securities in or of a Securitization Vehicle typically are unrated and represent the most junior part of the Securitization Vehicle’s capitalization, while certain junior tranches of a Securitization Vehicle, which rank higher than the equity securities in terms of seniority, are typically below investment grade debt securities.

        Consequently, the Securitization Vehicle investments held by the Fund will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. The Fund will invest in Securitization Investments of Securitization Vehicles that are managed by various managers, and in some Securitization Vehicles with underlying collateral consisting of static pools selected by the related manager. The performance of any particular Securitization Investment will depend, among other things, on the level of defaults experienced on the related collateral, as well as the timing of such defaults and the timing and amount of any recoveries on such defaulted collateral and (except in the case of static pool Securitization Vehicles) the impact of any trading of the related collateral. There can be no assurances that any level of investment return will be achieved by investors. It is possible that the Fund’s investments in the Securitization Investments will result in a loss on an aggregate basis (even if some investments do not suffer a loss) and therefore Investors could incur a loss on their investment. Because the payments on the Fund’s Securitization Investments are expected to be subordinated to payments on the senior obligations of the respective Securitization Vehicle, the investments of the Fund would represent subordinated, leveraged investments in the underlying collateral. Therefore, changes in the value of the Fund’s Securitization Investments are anticipated to be greater than the change in the market value of the underlying collateral, which itself is subject to, among other things, credit, liquidity and interest rate risk. Moreover, the Fund’s investments in Securitization Investments will have different degrees of leverage based on the capital structure of the Securitization Vehicle. Investors should consider with particular care the risks of the leverage present in Fund’s investments because, although the use of leverage by a Securitization Vehicle creates an opportunity for substantial returns on the related investment, the subordination of such investment to the senior debt securities issued by that Securitization Vehicle increases substantially the likelihood that the Fund could lose its entire investment in such investment if the underlying collateral is adversely affected by, among other things, the occurrence of defaults.

        Below Investment Grade and Unrated Debt Securities Risk

        Below investment grade securities in which the Fund may invest are rated below Baa by Moody’s Investors Service, Inc., or below BBB by Fitch Ratings or Standard & Poor’s, or are comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect the speculative character of the securities, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses for which to seek recovery from issuers that default.

        In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund will incur a loss of principal and/or interest.

        For a description of the ratings categories of certain rating agencies, see Appendix A to this Private Placement Memorandum

        Other Permitted Securities Risk

        In addition to the risks described above under “Securitization Investments Risk,” “Debt Securities Risks” and “Derivatives Transactions,” Other Permitted Securities are subject to risks in connection with total return swaps, CDS, LCDX, loans and loan participations or securitization activities. With respect to total return swaps, CDS and LCDX, please see “Derivatives Risk.” The Fund’s investments in Origination Subsidiaries, if any, will be subject to the risks described below in “Origination Subsidiary Risk.”

        Loan and Loan Participation Risk. The debt capital markets generally have experienced an increase in volatility and reduction in liquidity since the second quarter of 2007, initially triggered by credit concerns emanating from the single family residential mortgage market, to which the Fund will have no direct investment exposure. This disruption has caused risk premiums (as measured by credit spreads) to increase for assets and liabilities of commercial real estate owners, lenders and investors. The Fund or the Investment Adviser cannot predict when these increases will slow, halt, or reverse.

        Commercial loans that the Fund or an Origination Subsidiary may originate or acquire may be illiquid and difficult to value. In addition, in connection with the trading of such loans, the Investment Adviser may come into possession of material non-public information relating to the borrower, preventing the Fund from trading in any securities of such issuer. Loans may be subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. Loans involve a fundamental credit risk based on the borrower’s ability to make principal and interest payments.

        The Fund or an Origination Subsidiary may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. The Fund and any Origination Subsidiaries may make loans to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a borrower’s ability to repay a loan made to it by the Fund or an Origination Subsidiary, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

        The Fund and any Origination Subsidiary may make loans to companies that may have other obligations that rank equally with, or senior to, the loan issued by the Fund or the Origination Subsidiary. Such other securities, by their terms, may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund or an Origination Subsidiary is entitled to receive payments in respect of the loans made by the Fund or the Origination Subsidiary. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower, holders of securities ranking senior to loans made by the Fund or an Origination Subsidiary would typically be entitled to receive payment in full before the Fund or the Origination Subsidiary receives any distribution in respect of its investment. After repaying investors that are more senior than the Fund or an Origination Subsidiary, the borrower may not have any remaining assets to use for repaying its obligation to the Fund or the Origination Subsidiary. In the case of other securities ranking equally with loans issued by the Fund or an Origination Subsidiary, the Fund or the Origination Subsidiary would have to share on an equal basis any distributions with other investors holding equally-ranking securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower. As a result, the Fund or an Origination Subsidiary may be prevented from obtaining the full value of its investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower.

        If any of the loans originated or acquired and sold or securitized do not comply with representations and warranties that the Fund or an Origination Subsidiary makes about certain characteristics of the loans, the borrowers and the underlying properties, the Fund or the Origination Subsidiary may be required to repurchase those loans (including from a securitization vehicle used to facilitate a securitization) or replace them with substitute loans. In addition, in the case of loans that the Fund or an Origination Subsidiary has sold instead of retained, the Fund or the Origination Subsidiary may be required to indemnify persons for losses or expenses incurred as a result of a breach of a representation or warranty. Repurchased loans typically require a significant allocation of working capital to carry on the Fund’s or an Origination Subsidiary’s books, and the ability of the Fund or the Origination Subsidiary to borrow against such assets is limited. Any significant repurchases or indemnification payments could materially and adversely affect the financial condition and operating results of the Fund or an Operating Subsidiary.

        If loans are originated or acquired by the Fund or an Origination Subsidiary, they may be subject to prepayment risk. Prepayments can adversely affect the yields on the investments of the Fund or an Origination Subsidiary if, for instance, the rate of prepayments differs from the Fund’s or the Origination Subsidiary’s projections. Prepayments on loans, where permitted under the loan documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the control of the Fund or an Origination Subsidiary, and consequently, such prepayment rates cannot be predicted with certainty. In periods of declining interest rates, prepayments on mortgages at similar yields and loans generally increase. If the Fund or an Origination Subsidiary is unable to invest the proceeds of such prepayments received, the yield on the Fund’s or the Origination Subsidiary’s portfolio will decline. In addition, the Fund or an Origination Subsidiary may acquire assets at a discount or premium and if the asset does not repay when expected, the Fund’s or the Origination Subsidiary’s anticipated yield may be impacted. Under certain interest rate and prepayment scenarios the Fund or an Origination Subsidiary may fail to recoup fully the cost of acquisition of certain investments.

        The Fund may also invest in loan participations where it will be subject to certain additional risks as a result of having no direct contractual relationship with the borrower of the underlying loan. In such circumstances, the Fund generally would depend on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the borrower on the underlying loan and will generally have no voting rights with respect to the issuer, as such rights are typically retained by the lender. Such investments are subject to the credit risk of the lender (as well as the borrower) since they will depend upon the lender forwarding payments of principal and interest received on the underlying loan. There can be no assurance that the lender will not default on its obligations under such arrangements, resulting in substantial losses to the Fund.

        Securitization Risk. If the Fund or an Origination Subsidiary originates, directly or indirectly, loans, the Fund or the Origination Subsidiary may securitize such loans to generate cash for funding new investments. In this event, the Fund’s profitability, and its ability to grow its business and fully execute its business strategy, could be impacted in the event the Fund were unable to successfully securitize its loan portfolio. The securitization market is subject to changing market conditions and may not be accessible when it would otherwise be appropriate.

        Origination Subsidiary Risk. The Fund may form wholly-owned Origination Subsidiaries that may engage in originating commercial loans and pooling and repackaging certain loans through securitization vehicles that will issue securities in the capital markets. Such activities could expose the Fund to multiple risks, including risks described below and elsewhere in this Private Placement Memorandum in connection with loans and loan participations, securitizations, debt securities or securitization investments.

        The Fund, if it invests in Origination Subsidiaries, may seek to align with strategic partners possessing operational or asset-specific expertise. The Fund, when engaging such strategic partners, may enter into transactions, such as total return swaps, intended to provide strategic partners with the economic experience of investing directly in Origination Subsidiaries. Such transactions could expose the Fund to risks in connection with certain derivatives transactions, including total return swaps, described elsewhere in this Private Placement Memorandum.

        Other Equity Securities Risk

        The Fund may invest in equity securities of issuers other than MLPs, Natural Resource Companies and Securitization Investments, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.

        The Fund’s investments in non-MLP equity securities are subject to various risks. The equity security may decline in value, U.S. stock markets may decline or perform poorly relative to other types of investments; an adverse company-specific event, such as an unfavorable earnings report, could negatively affect the price of the equity security; the Fund’s portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of the equity security may prove to be incorrect; or key economic trends could become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth.

        Sector Concentration Risk

        Under normal market conditions and once fully invested in accordance with its investment objective, the Fund will concentrate in the natural resource sector through its investments MLPs and Natural Resource Companies. The focus of the Fund on in the natural resources sector may present more risks than if the Fund were broadly diversified over numerous unrelated industry sectors. At times, the performance of the Fund’s investments in the natural resources sector may lag the performance of other industry sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. There are risks inherent in the natural resource sector and the businesses of MLPs and Natural Resource Companies, including those described above.

        Risks Associated with an Investment in IPOs

        Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

        IPO securities may be volatile, and the Fund cannot predict whether Fund investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

        Risks Associated with an Investment in PIPE Transactions

        PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets, and thus may present the risk that an investor may not be able to liquidate those securities in light of the investor’s need to raise cash. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid. There is no assurance that such securities will ever be registered with the SEC.

        Privately Held Company Risk

        Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

        Liquidity Risk

        The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

        Although the equity securities of the MLPs and Natural Resource Companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

        The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, enabling the Fund to sell it. The contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

        Tax Risks

        In addition to other risk considerations, an investment in the common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Private Placement Memorandum. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

        Tax Risk of Being Subject to Corporate Tax if the Fund Fails to Qualify as a RIC. If the Fund qualifies to be treated as a RIC, it generally will not be required to pay corporate-level federal income taxes on income and gains distributed to common shareholders as dividends. The Fund will not qualify as a RIC, and thus will be subject to corporate-level federal income taxes, if it is unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code.

        In particular, in applying the diversification requirements contained in Subchapter M of the Code, the Fund intends to treat the underlying assets owned by a Securitization Vehicle, and not the Securitization Investments issued by the Securitization Vehicle itself, as the relevant assets, provided that the Fund has acquired 100% of all classes of such Securitization Vehicle’s Securitization Investments which are rated below investment grade or are unrated. No assurance can be given, however, that this position will not be challenged by the Internal Revenue Service (“IRS”), or that such a challenge would not be successful. If this position were successfully challenged, it is likely that the Fund would not qualify as a RIC. It is also possible that some investments made by the Fund (including, specifically, investments in entities that engage in loan origination activities) may be treated for federal income tax purposes as interests in partnerships. The federal tax laws are not entirely clear whether it is permissible for the Fund to treat the assets of such partnerships as assets of the Fund for purposes of the diversification requirements under Subchapter M of the Code. If such treatment is not possible, the Fund’s ability to satisfy the diversification requirements could be adversely affected and may result in the Fund not qualifying as a RIC.

        If the Fund were to fail to qualify as a RIC for these or any other reasons and were, therefore, to become subject to corporate-level income tax, the resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to common shareholders. Please see “Qualification as a RIC — The Asset Diversification Requirement.”

        Tax Law Changes. Changes in tax laws, regulations or interpretations thereof in the future could adversely affect the Fund or the debt securities, MLPs or Natural Resource Companies in which the Fund will invest. Any such changes could have a negative impact on the Fund’s common shareholders. Legislation could also have a negative impact on the amount and tax characterization of dividends received by the Fund’s common shareholders. In particular, the provisions of the tax law which permit the character of interest and short-term capital gain to “flow through” a RIC to foreign investors are currently scheduled to expire for taxable years beginning after December 31, 2007. Unless legislation extending these provisions is enacted, foreign persons who receive dividends with respect to tax years beginning after that date which are attributable to portfolio interest or short-term capital gains would be subject to 30% withholding tax on such dividends, unless reduced by an applicable treaty provision. On November 9, 2007, the U.S. House of Representatives passed a bill that, if enacted, would extend these provisions for one year. It is not possible, however, to predict whether this bill, or any other legislation that may extend these provisions, will be enacted.

        In addition, the provision which reduces the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years. It is not possible to predict whether Congress will enact legislation extending any or all of these provisions.

        FIRPTA Risk. The Fund will attempt to manage its affairs in such a way that it does not become a U.S. real property holding corporation. However, there can be no assurance that it will be successful in this regard. If it were to become a U.S. real property holding corporation, then under FIRPTA, non-U.S. holders would generally be subject to U.S. tax upon a disposition of shares in the Fund.

        Risks Associated with an Investment in Non-U.S. Securities

        Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

        Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s investment in the underlying MLP and the unrealized appreciation or depreciation of its investments.

        Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Natural Resource Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund’s incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.

        Legal and Regulatory Risk

        Legal, tax and regulatory changes that may adversely affect the Fund could occur during the term of the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

        Hedging Risk

        The Fund may in the future hedge against interest rate risk, directional risk, commodity price risk, equity securities risk and MLP risk by employing one or more hedging instruments including interest rate swaps, interest rate caps and floors, credit default swaps, constant maturity credit default swaps, recovery locks, rights and options on any of the foregoing, equity puts, ETFs and other investments. The Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the common shareholders. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

        Arbitrage Risk

        A part of the Fund’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. Trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

        Delay in Use of Proceeds

        Although the Fund intends to invest the proceeds of the Fund’s offerings in accordance with the Fund’s investment objective as soon as practicable, such investments, particularly those in unregistered or otherwise restricted securities, may be delayed, particularly if the Fund is unable to secure adequate commitments from the private placement. The Fund anticipates that it will be fully invested in accordance with its investment objective within six months after the completion of its first offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash or cash equivalents, or other Short-Term Investments. Income received by the Fund from these securities would likely be less than returns sought pursuant to the Fund’s investment objective and policies. As a result, the return on the Fund’s common shares in the first year of its investment operations may be lower than when the Fund is fully invested in accordance with its investment objective and policies.

        Equity Securities Risk

        The value of MLP common units and other equity securities of MLPs and Natural Resource Companies can be adversely affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resource sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Natural Resource Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Natural Resource Companies can also be affected by fundamentals unique to the partnership or company, including earning power and coverage ratios. The market value of these equity securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund.

        MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded, and the Fund may acquire outstanding subordinated units from the holders or directly from the issuer in a PIPE transaction. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. In the event of liquidation, common units also have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. Therefore, they generally entail greater risk than MLP common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

        General Partner and Managing Member Interests. As part of the Fund’s MLP Investment Policy, the Fund will seek to invest in MLPs or other entities that hold the general partner or managing member interest and incentive distribution rights in Public GPs. General partner and managing member interests are not publicly traded, although they may be owned by publicly traded entities such as Public GPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying master limited partnerships, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the master limited partnership’s quarterly distribution. A general partner or managing member interest can be redeemed by the master limited partnership if the master limited partnership unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members, which typically can be very difficult to accomplish.

        Small-Cap and Mid-Cap Company Risk

        Certain of the securities in which the Fund may invest, including the MLPs and Natural Resource Companies, may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks and debt instruments of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

        Leverage Risk

        The Fund intends to use leverage through one or more of the following: the issuance of preferred shares, commercial paper or notes or other forms of borrowing; margin purchases involving a prime broker as permitted under the 1940 Act; or investments in certain Other Permitted Securities, Securitization Investments and Derivatives Transactions, as each underlying investment may itself use leverage. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed and will subject the Fund to increased risk of loss. The costs of an offering of preferred shares and/or a borrowing program will be borne by common shareholders and consequently would result in a reduction of the net asset value of common shares. The Fund may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of common shares or for temporary or emergency purposes. The use of leverage will generally increase the risk of volatility of the Fund. The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the value of the Fund’s common shares may decline when interest rates rise.

        Non-Diversification Risk

        The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund will invest a relatively high percentage of its assets in MLPs. To the extent the Fund invests a relatively high percentage of the Fund’s assets in MLPs, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

        Valuation Risk

        Market prices may not be readily available for many of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Fund’s management or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value and therefore adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of the securities’ fair value.

        Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. The fair valuation of securities by the Investment Adviser and under the supervision of the Board of Trustees is, as further discussed below, subject to uncertainty. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

        Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”

        Portfolio Turnover Risk

        The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that would be borne by the Fund.

        Derivatives Risk

        The Fund may engage in Derivative Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, total return swaps, credit default swaps of all types and LCDX transactions, as well as other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. No assurance can be given that the Investment Adviser’s judgment in this respect will be correct. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

        In a credit default swap, the “buyer” of the credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A credit event generally means a bankruptcy, failure to pay or obligation acceleration. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which typically is the “par value” (full notional value less recovery rate) of the reference obligation. The contingent payment may be a cash settlement or physical delivery of the reference obligation in return for payment of the face amount of the obligation. The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment (or premium) and recover nothing. If a credit event occurs, however, the buyer typically receives full notional value less recovery rate for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value less recovery rate of the reference obligation.

        Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, credit risk and risk that a counterparty to the swap will default in its payment obligations to the Fund. A buyer also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value less recovery rate it pays to the buyer, resulting in a loss of value to the seller.

        Given the recent sharp increases in volume of credit derivatives trading in the market, settlement of such contracts may also be delayed beyond the time frame originally anticipated by counterparties. Such delays may adversely impact the Fund’s ability to otherwise productively deploy any capital that is committed with respect to such contracts.

        Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Buyers of protection pay a fixed coupon agreed at time of trade, and receive compensation on the principal if the entity named on the contract defaults on its secured debt. The compensation will be par minus recovery either via the protection seller paying par in return for gaining possession of the loan or via cash settlement. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Loan credit default swaps may be subject to many of the same risks as credit default swaps, including market risk, liquidity risk, credit risk and counterparty risk.

        The Fund may also invest in the LCDX index, which is the buying or selling of protection on 100 names that comprise the LCDX portfolio (i.e., the buying and selling of 100 single-name loan credit default swaps). Buying and selling the LCDX can be compared to buying and selling a loan portfolio. When the index is bought, the buyer is taking on the credit exposure to the loans, and is exposed to defaults similar to when a loan portfolio is bought. If the index is sold, this exposure is passed on to someone else. The index has a fixed coupon, which is paid when the index is sold, or received if the index is bought. The credit events that generally trigger a payout from the buyer (protection seller) of the index are bankruptcy or failure to pay a scheduled payment on any debt (after a grace period), for any of the constituents of the index. Credit events can be settled by physical or cash settlement. Physical settlement entails delivering the loan and receiving par. The protection seller who took delivery of the loan holds the defaulted asset. Although this method is the traditional method of settlement, there are risks that the notional of the outstanding loans is less than the loan credit default swaps outstanding and that the LCDX counterparty will be able to take receipt of the loans. LCDX transactions may be subject to many of the same risks as loan credit default swaps, including market risk and counterparty risk.

        The Fund may enter into total return swap agreements, including swap agreements with strategic partners with whom the Fund may partner in connection with Origination Subsidiaries, if any. Such swaps, if any, would provide the strategic partner with the return of the loans originated by the Origination Subsidiary.

        The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund may not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction.

        The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The Fund will not write uncovered call options.

        The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

        Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as those on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s shares.

        If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Leverage Instruments, the Fund may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

        The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of its shares. For example, the Fund may use interest rate swaps and caps in connection with any use by the Fund of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund’s shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. Buying interest rate caps could decrease the net earnings of the Fund’s shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

        Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a fund is contractually obligated to make. If the counterparty defaults, and the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether a Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund’s shares.

        The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund, to the extent it wishes to do so, may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty that is a party to the original forward contract and generally require the consent of such counterparty. There can be no assurance that the Fund will be able to close out its obligations.

        There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or the refusal by, a bank to perform with respect to such contracts.

        Convertible Instrument Risk

        The Fund may invest in convertible instruments, including instruments convertible into MLP common or subordinated units. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

        Short Sales Risk

        The Fund may engage in short selling. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

        A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

        Inflation Risk

        Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

        Terrorism and Market Disruption Risk

        The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resource sector in particular. Global political and economic instability could affect an MLP’s or a Natural Resource Company’s operations in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resource assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

        Investment Management Risk

        The Fund is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. The Fund may, but is not required to, use hedging instruments as described in this Private Placement Memorandum. The Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. An investment selected by the Investment Adviser that does not perform as anticipated may hinder the Fund’s performance.

        The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound up and its assets will be liquidated.

        Dependence on the Investment Adviser of the Fund

        The Fund is dependent upon the key personnel of Magnetar Capital LLC, an affiliate of the Investment Adviser, for its future success and upon their access to certain individuals and investments in the natural resource industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of Magnetar Capital LLC, who will evaluate, negotiate, structure, close and monitor the Fund’s investments.

        Conflicts of Interest with the Investment Adviser of the Fund

        Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, affiliated funds, in which the Fund will have no interest (the “affiliated funds”). Some of the affiliated funds have investment objectives that are similar to, or overlap with, those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund. There are no restrictions on the ability of the Investment Adviser or such affiliates to manage accounts or the business activities of other clients, whether the accounts follow the same or different investment objectives, philosophies and strategies as those used for the Fund.

        The Investment Adviser may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund, including those affiliated funds with similar investment objectives and policies as those of the Fund. Situations may arise in which investment funds managed by the Investment Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the affiliated funds, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other funds where the market cannot absorb the sale of the combined position. To the extent that entities affiliated with the Investment Adviser invest in a particular investment, the ability of the Fund to invest in the same investment may be adversely affected by any limitation on availability of the investment. In addition, the Investment Adviser may be required to choose between the Fund and other advisory clients in allocating investments. The Investment Adviser intends to allocate all investment opportunities that may be appropriate for the Fund and other clients in a manner that is fair and equitable to all clients over time taking into account the different investment mandates and investment strategies applicable to such clients, current investment positions of a client, the relative capitalization and cash availability of a client, investment time horizon, leverage ratios and other considerations.

        The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs, Natural Resource Companies, Securitization Investments and issuers of Other Permitted Securities. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs, Natural Resource Companies, Securitization Investments and Other Permitted Securities, certain employees of the Investment Adviser may become aware of actions planned by MLPs, Natural Resource Companies, Securitization Investments and issuers of Other Permitted Securities, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP, a Natural Resource Company, Securitization Investments or Other Permitted Securities about which the Investment Adviser has material nonpublic information.

        From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Further, it may not always be possible or consistent with the investment objectives of the various persons or entities described above and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price.

        The Investment Adviser or an affiliated adviser may, in certain circumstances, take positions in accounts of other clients opposite to those taken by the Fund and/or take positions in accounts of other clients which involve conflicts or potential conflicts with the Fund’s positions (e.g., investments in different levels of a company’s capital structure). These positions could adversely affect the performance of investments held by the Fund. For example, a large short position in a security in an account of a client other than the Fund could cause a decline in the value of a long position held by the Fund in the same security. The Investment Adviser may also decline to make an investment for the Fund out of concern that such investment might harm another client of the Investment Adviser or an affiliated adviser.

        The Investment Adviser and its affiliated adviser have developed policies and procedures designed to mitigate and manage to a certain extent certain potential conflicts of interest that may arise from the management of accounts of multiple clients.

        The Management Fee payable to the Investment Adviser is based on the month-end value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, at the end of such month. A significant percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there could be a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its valuation committee will participate in the valuation of its securities. See “Net Asset Value.”

        Limited Liquidity Risk

        Common shares of the Fund will not be traded on any securities exchange or other market. With very limited exceptions, common shares of the Fund will not be transferable and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Investment Adviser intend to recommend to the Board semi-annual repurchases of common shares from investors. If the Fund repurchases common shares on a semi-annual basis and sufficient additional common shares are not sold in the meantime, the assets of the Fund may decrease over time from what it would otherwise would have been. The Fund may be forced to sell assets to repurchase shares, which could reduce investment opportunities available to the Fund and cause its expense ratio to increase. If asset sales are required to satisfy a repurchase, the Fund likely may sell more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

INVESTMENT RESTRICTIONS

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund:

        (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        (2) Concentrate the Fund’s investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time; provided, however, that this concentration limitation does not apply to (a) investments in MLPs and Natural Resource Companies (the Fund will concentrate more than 25% of its total assets in MLPs and Natural Resource Companies), and (b) investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

        (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “The Fund’s Investments — Use of Leverage” and “Principal Risks of the Fund — Leverage Risk.”

        (4) Make loans to other persons except (a) through the lending of the Fund’s portfolio securities, (b) through the purchase of debt obligations and/or loan participations and/or by engaging in direct commercial loans in accordance with the Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

        (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

        The rest of the Fund’s investment policies, including its investment objective described under “Investment Objective and Policies,” are considered nonfundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of voting securities, provided that common share holders receive at least 60 days’ prior written notice of any change.

MANAGEMENT OF THE FUND

Board of Trustees of the Fund

        The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of the Fund, its Trustees and officers is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201, unless otherwise specified below.

Name and Age	Position with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held
Interested Trustee/Officer

Eric Scheyer* (Age 42)	Trustee	Since 2007	Principal and Portfolio Manager, Magnetar Capital LLC, 2005 - Present; Portfolio Consultant, Caxton Associates, 2003 - 2005; Independent Investor in U.S. Equity and index futures markets, 1995 - 2003.	1

Member, Board of Managers of Lightfoot Capital Partners GP; Member, the Advisory Boards of International Resource Partners GP (Lightfoot Capital Partners’ coal subsidiary) and Arc Terminals GP (Lightfoot Capital Partners’ refined product terminals and storage subsidiary).

Name and Age	Position with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held

Michael Wilds (Age 50)	President	Since 2007	Manager of Portfolio Finance, Magnetar Capital LLC, 2006 - Present; Executive Vice President and CEO, Kansas Farm Bureau, 1999 - 2006.	N/A	N/A

Adam Daley (Age 31)	Vice President and Treasurer	Since 2007	Analyst, Magnetar Capital LLC, 2005 - Present; Associate, Citigroup, 1999 - 2005.	N/A	N/A

Susan Furman (Age 62)	Secretary	Since 2007	Deputy General Counsel, Magnetar Capital LLC, 2006 - Present; Associate General Counsel and Counsel, Citadel Investment Group, 2000 - 2005.	N/A	N/A

Name and Age	Position with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held
Non-Interested Trustees

Matthew Kaplan	Trustee	Since 2007	President and COO, KapStone Paper & Packaging, 2007 - Present; President, Stone Arcade Acquisition Corp., 2005 - 2007; President and COO, Box USA, 2000 - 2004.	1	Director, KapStone Paper and Packaging Corporation; Advisory Committee Member, Victory Packaging.

Alexander Laats	Trustee	Since 2007	President of Delta Division, BBN Technologies, May 2004 - Present; Venture partner, Commonwealth Capital Ventures, 2002 - 2004.	1	None

John O’Callahan	Trustee	Since 2007	President, Beanpot Financial Services, 1992 - Present.	1	None

(1)	The term of each Trustee is indefinite.
*	Eric Scheyer is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Principal and Portfolio Manager of the Investment Adviser.

        As of the date of this Private Placement Memorandum, no Trustee held any equity securities of the Fund. As of the date of this Private Placement Memorandum, no Trustee who is not an “interested person,” as that term is defined in the 1940 Act, of the Fund, or his or her immediate family members, beneficially or of record owned securities in (1) the Investment Adviser or Merrill Lynch & Co. Inc., or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Merrill Lynch & Co. Inc.

Committees

        In connection with the Board of Trustees’ responsibility for the overall management and supervision of the Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board has established two standing committees: an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. Under the Fund’s valuation procedures, the Board has appointed personnel of the Investment Adviser to serve on a valuation committee for the Fund.

        The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. It also makes recommendations regarding the selection of an independent registered public accounting firm for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board of Trustees on matters relating to the Fund’s accounting and financial reporting practices and performs such other tasks as the full Board of Trustees deems necessary or appropriate. The members of the Audit Committee include Messers. Kaplan, Laats and O’Callahan.

        The purposes of the Nominating, Corporate Governance and Compensation Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the chief compliance officer of the Fund and the Trustees. The committee will not consider nominees recommended by shareholders. The members of the Nominating, Corporate Governance and Compensation Committee include Messers. Kaplan, Laats and O’Callahan.

Shareholder Communications

        Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Board of Trustees at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained therein.

Compensation of Trustees

        The fees and expenses of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Investment Adviser (including its affiliates) or the Fund (“Independent Trustees”) are paid by the Fund. Each Independent Trustee will receive from the Fund an annual retainer of $44,000 and a fee of $1,500 for each Board of Trustees meeting attended, and will be reimbursed for all out-of-pocket expenses related to attendance at Board of Trustees or committee meetings. The Trustees who are affiliated persons of the Investment Adviser receive no compensation from the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set out below for the Fund’s fiscal year ending October 31, 2007, assuming the Fund will have been in existence for the remainder of its fiscal year.

Name of Trustee	Aggregate Compensation from the Fund
Matthew Kaplan	$50,000
Alexander Laats	$50,000
John O’Callahan	$50,000

(1)	Represents the estimated total compensation to be earned from the Fund by that person during the calendar year ending December 31, 2007.

The Investment Adviser

        The Fund’s investments will be managed by its Investment Adviser, Magnetar Financial LLC, pursuant to an Investment Management Agreement. The Investment Adviser acts as investment adviser to a number of pooled investment vehicles. As of November 1, 2007, the Investment Adviser managed approximately $7 billion in assets on behalf of institutional and private investors around the world. The Investment Adviser is a Delaware limited liability company, with its principal office located at 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

Investment Management Agreement

        The Investment Adviser will act as the investment adviser to the Fund pursuant to the Investment Management Agreement. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a Management Fee, payable monthly in arrears, at an annual rate equal to 2.00% of the month-end value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, at the end of such month, for the services and facilities provided by the Investment Adviser to the Fund. The Management Fee is payable for each month.

        In addition to the Management Fee, the Fund bears all other expenses to be incurred in its operation, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) portfolio transaction-related fees and expenses; (iv) fees and expenses of the Fund’s trustees who are not “interested persons” of the Fund, including reimbursement for all of their out-of-pocket expenses related to attendance at Board of Trustees or committee meetings; (v) legal and audit expenses; (vi) custodian, administrative, fund accounting, registrar, transfer agent and dividend disbursing agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (ix) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations in connection with such meetings; (x) insurance premiums for fidelity bond, directors and officers/errors and omissions insurance policies, and other coverage; (xi) management fees; (xii) expenses of typesetting for printing private placement memorandum and any supplements thereto; (xiii) expenses of printing and mailing private placement memorandums and any supplements thereto; (xiv) compensation related to services of the Fund’s CCO; (xv) all costs and expenses associated with periodic tender offers; (xvi) expenses incurred or undertaken on behalf of the Fund by the Investment Adviser or any affiliates and approved by the Board of Trustees as being reasonably related to the organization, offering and capitalization of the Fund and (xvii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations pursuant to which the Fund may have to indemnify the Fund’s trustees, officers, employees and/or agents with respect to these actions, suits or proceedings. If the Investment Adviser or any of its affiliates provides accounting services to the Fund, the Fund will reimburse the Investment Adviser and its affiliates for their costs in providing such accounting services to the Fund using a methodology for determining costs approved by the Board of Trustees.

        A discussion regarding the basis for approval by the Fund’s Board of Trustees of its Investment Management Agreement with the Investment Adviser will be available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2008.

        The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of Independent Trustees or the vote of a majority of its outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Trustees or by a majority vote of the Fund’s outstanding voting securities (as defined under the 1940 Act) (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Investment Management Agreement.

        Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.

Portfolio Managers

        The following portfolio managers are primarily responsible for the day-to-day management of the Fund’s portfolio:

        Eric J. Scheyer. Mr. Scheyer is a principal at Magnetar Capital and Portfolio Manager in the Energy and Master Limited Partnership Group. In this capacity, Mr. Scheyer is responsible for the firm’s investments in the master limited partnership (MLP) universe and private energy space. He sits on the Board of Managers of Lightfoot Capital Partners GP, the Advisory Boards of International Resource Partners GP (Lightfoot Capital Partners’ coal subsidiary) and Arc Terminals GP (Lightfoot Capital Partners’ refined product terminals and storage subsidiary). Prior to joining Magnetar Capital in 2005, Mr. Scheyer spent two years as a consultant developing and managing a global equity index futures portfolio for Caxton Associates, in their Strategic Quantitative Investment Division. Prior to Caxton, Mr. Scheyer was an independent investor in Chicago for seven years in the U.S. equity and index futures markets. From 1989 to 1995, Mr. Scheyer was a principal of Decorel Incorporated, where he served as President of Decorel S.A. de C.V. and Executive Vice President of Decorel Inc. until, in 1995, Donaldson, Lufkin and Jenrette was retained to sell the company to Newell Rubbermaid. From 1987-1989 Mr. Scheyer was employed as a research assistant in the Oil and Gas and Natural Gas Pipeline sectors in the Equity Research Department of Donaldson, Lufkin & Jenrette in New York City. Mr. Scheyer earned a BA in History from Trinity College.

        David Snyderman. Mr. Snyderman is a principal at Magnetar Capital and heads the Structured Credit Group. Prior to joining Magnetar in 2005, Mr. Snyderman spent over six years at Citadel Investment Group, most recently as the Head of Global Credit and a Senior Managing Director. At Citadel, Mr. Snyderman worked on the convertible bond desk, helped establish the credit trading desk and ultimately presided over the merger of these two groups. In addition, Mr. Snyderman served in a senior management role as a member of the Management, Portfolio Management and Investment/Risk Committees. Prior to joining Citadel, Mr. Snyderman focused on convertible securities, merger arbitrage and special situations portfolios at Koch Industries. During his five years with Koch, he worked in that firm’s Houston, Wichita and Switzerland offices. Mr. Snyderman started his career at Price Waterhouse. Mr. Snyderman earned an AB in Economics from Washington University and completed the certified public accountant exam.

        The following section discusses the funds and accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities. This information is current as of November 1, 2007.

        Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Asset amounts are approximate and have been rounded.

Name of Portfolio Manager	Type of Account	Total No. of Accounts Managed	Total Assets	No. of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

Eric Scheyer	Registered Investment Companies	None	None	None	None

	Other Pooled Investment Vehicles	4	$5.2 billion*	2	$901 million*

	Other Accounts	None	None	None	None

David Snyderman	Registered Investment Companies	None	None	None	None

	Other Pooled Investment Vehicles	10	$7.3 billion*	8	$2.6 billion*

	Other Accounts	None	None	None	None

*	Mr. Snyderman is the portfolio manager for the portion of the assets of the Other Pooled Investment Vehicles related to structured credit investments. Mr. Scheyer is the portfolio manager for the portion of the assets of the Other Pooled Investment Vehicles related to energy and natural resources investments.

        Portfolio Manager Compensation. Messrs. Scheyer and Snyderman are compensated by an affiliate of the Investment Adviser. Messrs. Scheyer and Snyderman are principals of an affiliate of the Investment Adviser and are compensated through partnership distributions of that affiliate based primarily on the profits and losses of the Investment Adviser. The compensation is affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Messrs. Scheyer and Snyderman are compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as seniority, the appreciation of assets in the Fund and other accounts managed, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser.

        Portfolio Manager Ownership of Fund Securities. The Fund is newly organized, and as of November 1, 2007, no portfolio manager beneficially owned any securities issued by the Fund. Messrs. Scheyer and Snyderman, through their limited partnership interests in an affiliate of the Investment Adviser, which owned all of the Fund’s outstanding securities prior to the offering of common shares contemplated by the N-2, could be deemed to indirectly own a portion of the Fund’s securities.

Investment Sub-Advisers

        The Investment Adviser and the Fund have agreed to hire Post Oak Energy Advisors, LLC (“Post Oak”) as investment sub-adviser to the Fund, subject, in part, to Post Oak’s registering as an investment adviser with SEC. Under the terms of the agreement between Post Oak, the Investment Adviser and the Fund (the “Sub-Advisory Investment Management Agreement”), Post Oak will supply the Investment Adviser with technical due diligence on specific assets related to the natural resource industry. Post Oak will be permitted to provide investment recommendations to the Investment Adviser but will not have investment discretion over any portion of the Fund’s portfolio. Pursuant to the Sub-Advisory Investment Management Agreement, the Fund has agreed to pay Post Oak at the end of each calendar quarter a fee of $250,000.

        A discussion regarding the basis for approval by the Fund’s Board of Trustees of the Sub-Advisory Investment Management Agreement with Post Oak will be available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2008.

        The Sub-Advisory Investment Management Agreement provides that Post Oak will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the Sub-Advisory Investment Management Agreement. Post Oak will not be liable to the Investment Adviser and the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in providing sub-advisory services, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Investment Management Agreement.

        The Fund may hire one or more investment sub-advisers in addition to, or in place of, Post Oak, subject to the Fund’s shareholders approving the hiring of such investment sub-advisers. The Fund intends to apply to the SEC for an exemptive order permitting the Fund to hire and fire investment sub-advisers without shareholder approval.

Administrator

        PFPC, Inc. will provide the Fund with administrative services.

Custodian

        PFPC Trust Company will provide the Fund with custodial services.

Control Persons and Principal Holders of Securities

        None.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker-dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

        Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker-dealer that supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy; and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

        The Investment Adviser generally intends to allocate all investment opportunities that may be appropriate for the Fund and other clients in a manner that is fair and equitable to all clients over time taking into account the different investment mandates and investment strategies applicable to such clients, current investment positions of a client, the relative capitalization and cash availability of a client, investment time horizon, leverage ratios and other considerations.

NET ASSET VALUE

        The Fund calculates net asset value per common share on a monthly basis by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund. The Fund may determine net asset value at such other times as the Board may determine in its discretion. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio.

        The Fund generally will use the following valuation methods to determine either current market value, for investments for which market quotations are available, or, if such quotations are not available, fair value, as determined in good faith pursuant to policies and procedures approved by the Board of Trustees:

(i) The market value of each security listed or traded on any recognized securities exchange or over the counter market (“OTC market”) will be the last reported sale price at the relevant valuation date on the principal exchange or OTC market on which such security is traded. If the security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, the value of the security shall be taken to be the most recent sale price on the valuation date on the security’s primary exchange or OTC market. If no sale is reported on that date, the value of the security shall be taken to be the mid-point of the closing “bid” and “asked” prices on the valuation date on the relevant exchange or OTC market. If a security is traded in an OTC market and there are not readily available quotations, the security will be valued on the valuation date at an evaluated price, as applicable, obtained from one or more broker-dealers that are known to follow the issue. Where a significant event has taken place after the primary market close and such event is not reflected in the price of an equity security, the value of such security will be reviewed to determine whether an adjustment is warranted to adequately reflect such event.

(ii) The value of a Rule 144A equity security which is readily saleable and is traded upon one or more U.S. or foreign exchanges or an OTC market shall be determined in accordance with the procedure set out above. A Rule 144A equity security which is readily saleable and does not trade on an exchange or an OTC market shall be valued at the most recent sale price as provided by a broker-dealer that is known to follow the issue. If there are no sales of the security on the valuation date, the value of the security shall be taken to be the mid-point of the closing “bid” and “asked” prices on the valuation date, and otherwise shall be valued on the valuation date at an evaluated price, as applicable, obtained from one or more broker-dealers that are known to follow the issue.

(iii) Debt securities generally will be valued at prices supplied by pricing agents approved by the Fund’s valuation committee, if available, and otherwise shall be valued at the mid-point of the closing “bid” and “asked” prices on the valuation date obtained from one or more broker-dealers that is known to follow the issue.

(iv) Tranches of CDOs, CLOs and ABS shall be valued at prices supplied by the Fund’s approved pricing agents for such securities unless the Investment Adviser determines that quotes from approved pricing agents or other independent pricing sources are either not available or deemed not to be reflective of fair market value (either in any particular instance or in general), in which case the securities will be valued by the Fund’s valuation committee according to fair valuation procedures through the use of a model developed by the Investment Adviser. The model inputs, from third party sources, will be updated by the Investment Adviser at least monthly, but it is anticipated that the methodology underlying the model will remain unchanged for the life of the investment.

(v) Listed options, or over-the-counter options for which representative brokers’ quotations are available, shall be valued at their most recent sale price on an exchange composite on the valuation date, if such most recent sale price falls between the exchange composite closing “bid” and the closing “asked” price for such options on such date; provided, however, that if the most recent sale price of the options does not fall within the last exchange composite “bid” and “asked” price for the options on such date, or if such options did not trade on such date, the options will be valued at the mid-point between the last exchange composite “bid” and “asked” price for such options on such date.

(vi) If the value of a given security or other asset cannot be determined on the basis of the pricing methodologies described above and in the Fund’s valuation policy, the security will generally be valued in such manner as the Fund’s valuation committee determines in good faith to reflect its fair value under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to the Board of Trustees.

        When determining the fair value of an asset, the Fund’s valuation committee will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset. Fair-value determinations shall be based upon all available factors that the Fund’s valuation committee deems relevant.

DISTRIBUTIONS

        The Fund intends to make regular cash distributions of substantially all of its income to its common shareholders at least annually, at such times as are necessary to avoid taxation of the Fund (see “Tax Matters — Taxation of the Fund — In General”). The Fund, at its option, may make additional cash distributions. The Fund may pay capital gains distributions annually, if available.

        The Fund anticipates distributing substantially all of its net investment income for each taxable year. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the amount received by the Fund with respect to MLP investments as well as the Fund’s distributions to common shareholders will consist of a tax-advantaged return of capital for U.S. federal income tax purposes. On the disposition of an investment in such an MLP, the Fund will likely realize more gain or less loss (or if the Fund does not dispose of the MLP investment, the Fund will likely realize taxable income in excess of cash flow with respect to such an MLP in later periods). The Fund will be required to take such income into account in satisfying the Fund’s distribution requirements and must distribute the income to avoid being subject to tax on it. To permit it to maintain a more stable annual distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash.

DESCRIPTION OF SHARES

Common Shares

        The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust dated as of July 2, 2007. The Fund is authorized to issue an unlimited number of common shares of beneficial interest. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and nonassessable, except that the Board of Trustees will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision.

        The Fund may hold annual meetings of shareholders but is not required to do so under the 1940 Act or the laws of Delaware. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its shares.

        Additional offerings of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then-current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

Preferred Shares

        The Agreement and Declaration of Trust provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.

        Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidation distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

        Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time when two years of distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of securityholders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees currently intends that, except as otherwise indicated in this Private Placement Memorandum and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

        The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

        Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

        The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.

Other Shares

        The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

SUBSCRIPTIONS FOR COMMON SHARES

Subscription Terms

        The minimum subscription amount is $10,000 and the minimum incremental subscription thereafter is $1,000, each subject to waiver by the Investment Adviser.

        The Fund intends to accept initial subscriptions for common shares from new investors, such shares to be sold to investors at net asset value, and may allow new and existing investors to purchase additional common shares in the Fund on a monthly basis, except that the Fund may offer common shares more frequently as determined by the Board of Trustees. Any amounts received in advance of the initial or subsequent closings will be placed in an escrow account with an escrow agent prior to their investment in the Fund. The investor must also submit a completed subscription agreement and any other required documentation before the applicable subscription date. The Fund reserves the right to require an investor to submit a subscription agreement and any other required documents at least five calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). The Fund at its discretion may waive the five-day requirement. The Fund reserves the right to reject any subscription for common shares, and the Fund may, in its sole discretion, suspend subscriptions for common shares at any time and from time to time. Subscriptions are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than five calendar days prior to the particular subscription date. Although the Administrator may accept, in the Fund’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a shareholder until cleared funds have been received.

        The minimum initial investment and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, or the Investment Adviser or their affiliates). The Board of Trustees may, in its discretion, cause the Fund to repurchase a shareholder’s entire interest in the Fund (i.e., all common shares held by the shareholder) if the shareholder’s total investment in the Fund, as a result of repurchase or transfer requests by the shareholder, is less than $1,000,000. Each new shareholder must agree to be bound by all of the terms of the Declaration of Trust of the Fund. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing common shares for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the common shares. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Trustees, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. Following the receipt of the initial subscriptions for common shares under this Private Placement Memorandum, the Board of Trustees may determine to liquidate the Fund. Factors that would cause the Board of Trustees to make such a determination may include unexpectedly low numbers of initial subscriptions or significant changes in market conditions affecting the instruments in which the Fund proposes to invest, in each case to the extent the same would materially impair the launch of the Fund’s investment program. The Fund would then liquidate as soon as practicable, and return to shareholders, the amount of their subscriptions plus accrued interest, if any.

Eligible Investors

        Investors in common shares must be entities or persons that are “accredited investors” within the meaning of Regulation D under the Securities Act. Investors that meet the qualification requirements of Regulation D are referred to in this Private Placement Memorandum as “Eligible Investors.” Existing shareholders subscribing for additional common shares must be accredited investors at the time of each additional subscription. Qualifications that must be met in becoming a shareholder are summarized in the subscription agreement that must be completed by each prospective investor and are described in detail in Appendix C to this Private Placement Memorandum.

REDEMPTIONS, REPURCHASES OF COMMON SHARES AND TRANSFERS

No Right of Redemption

        No shareholder or other person holding common shares will have the right to require the Fund to redeem those shares. There is no public market for common shares and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of common shares by the Fund as described below.

Repurchases of Common Shares

        The Board of Trustees may, from time to time and in its sole discretion, determine to cause the Fund to repurchase common shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions (including the amount of common shares to be repurchased, which may be less than all of the outstanding common shares) as it may determine. The Fund generally expects to offer semi-annual repurchases, subject to the discretion of the Board of Trustees. In determining whether the Fund should offer to repurchase common shares from shareholders, the Board of Trustees will consider the recommendation of the Investment Adviser. The Board of Trustees will also consider the following factors, among others, in making a determination to effect such an offer:

•	whether any shareholders have requested the opportunity to tender common shares or portions thereof to the Fund;
•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from a Fund investment);
•	the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing common shares;
•	the availability of information as to the value of the Fund’s interests in investment funds and managed accounts;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and
•	the anticipated tax consequences of any proposed repurchases of common shares.

        If the Board of Trustees determines that the Fund should offer to repurchase common shares from shareholders, the Fund will do so pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders or to one or more classes of shareholders, as applicable. When the Board of Trustees determines that the Fund will repurchase common shares, notice will be provided to shareholders describing the terms thereof, containing certain information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders who are deciding whether to tender their common shares during the period that a repurchase offer is open may ascertain the net asset value of their common shares by contacting the Investment Adviser during the period.

        There can be no assurance that the Investment Adviser will recommend to the Board of Trustees that the Fund offer to repurchase common shares from shareholders at any time or from time to time or that the Board of Trustees will act in accordance with this recommendation.

        Repurchases of common shares from shareholders by the Fund may be made in the discretion of the Fund and may be paid (i) in cash, (ii) by the distribution of securities in-kind or (iii) partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the event that the Board of Trustees determines that making a cash payment could result in a material adverse effect on the Fund or on shareholders not tendering common shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of common shares from shareholders. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering shareholders on a proportional basis. The ability of the Fund to make in-kind distributions of securities may be limited by restrictions imposed by the Fund’s investments. In addition, a shareholder’s ability to liquidate any securities distributed in-kind may be restricted by resale limitations imposed by the Fund’s investments.

        Due to liquidity restraints associated with the Fund’s investments and the fact that the Fund may have to effect withdrawals from those funds or accounts to pay for common shares being repurchased, the Fund presently expects to employ the following repurchase procedures:

        In the event the Fund tenders to repurchase common shares, the Fund will deliver a notice (the “Repurchase Notice”) to each shareholder describing the terms of the tender offer. A shareholder choosing to tender a common share for repurchase is asked to provide a written non-binding notification to the Fund (the “Notification”) by the date specified in the Repurchase Notice, which generally will be fifteen (15) calendar days before the date on which common shares are to be repurchased (the “Valuation Date”), provided that the Notification will become a binding offer of tender if not withdrawn by the shareholder by written notice to the Fund received by it on or before the Expiration Date (as defined below). The Repurchase Notice will specify the date (the “Expiration Date”) by which the shareholder must tender common shares for repurchase. The Expiration Date will be no less than two (2) calendar days before the Valuation Date. Promptly after the Expiration Date, the Fund will determine the extent, if any, to which tendered common shares will be repurchased and will so advise each tendering shareholder. Promptly after the Valuation Date, the Fund will give to each shareholder whose shares are being repurchased (i) cash or a promissory note (the “Valuation Date Note”), which will be non-interest bearing and non-transferable, in an amount equal to such percentage, as may be determined by the Fund, of the estimated unaudited net asset value of the common shares repurchased by the Fund determined as of the Valuation Date of such repurchase (the “Initial Payment”) and (ii) if determined to be appropriate by the Fund or if the Initial Payment is less than one hundred percent (100%) of the estimated unaudited net asset value, an additional promissory note, which will be non-interest bearing and non-transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (A) the net asset value of the common shares repurchased by the Fund as of the Valuation Date, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, less any applicable redemption fee over (B) the Initial Payment.

        The Investment Adviser intends to recommend to the Board that the Fund repurchase common shares semi-annually. Common share repurchases are subject to Board discretion. The Fund does not expect to invite tender of interests representing more than 15% of its net assets. If a repurchase is over-subscribed, the Fund will repurchase only a pro-rata share of the common shares tendered by each common shareholder. At the discretion of the Board of Trustees, each repurchase offer may be limited to 15% of the net assets of the Fund.

        Any Valuation Date Note will be due and payable not more than forty-five (45) days after the Valuation Date or, if the Fund has requested withdrawal of its capital from any investment in order to fund the repurchase of common shares, ten (10) business days after the Fund has received at least ninety percent (90%) of the aggregate amount withdrawn by the Fund from such investments. All repurchases of common shares will be subject to any and all conditions as the Board of Trustees may impose in its sole discretion.

        Notwithstanding anything in the foregoing to the contrary, the Board of Trustees, in its discretion, may pay all or any portion of the repurchase price (including payment on any Valuation Date Note or additional promissory note) by an in-kind distribution of securities valued as of the Valuation Date in accordance with the Company Agreement.

        Repurchases of common shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures deemed necessary to comply with regulatory requirements or otherwise is deemed appropriate by the Board of Trustees, the Board of Trustees will adopt revised procedures in response to any requirements.

        Upon its acceptance of tendered common shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities and/or (iii) interests in Fund investments that the Fund has requested be withdrawn (or any combination of the foregoing) in an amount equal to the aggregate estimated unpaid dollar amount of the Valuation Date Notes issued to shareholders tendering common shares.

        Payment for repurchased common shares may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise liquidate such holdings, potentially resulting in losses and redemption charges, and may increase the Fund’s portfolio turnover.

        The Fund may repurchase common shares of a shareholder or any person acquiring common shares from or through a shareholder in the event that the Board of Trustees determines in its sole discretion that:

•	an attempt has been made to transfer the common shares in violation of the transfer restrictions specified herein or in the Declaration of Trust;
•	the common shares have been transferred or the common shares have vested in any person by operation of law as a result of the death, dissolution, divorce, bankruptcy or incompetency of a shareholder;
•	ownership of common shares by a shareholder or other person may cause the Fund to be in violation of, or require registration of any common shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•	continued ownership of the common shares may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Investment Adviser or any affiliate, or may subject the Fund or any shareholders to an undue risk of adverse tax or other consequences;
•	any of the representations and warranties made by a shareholder in connection with the acquisition of common shares was not true when made or has ceased to be true; or
•	it would be in the best interests of the Fund for the Fund to repurchase the common shares.

If the Investment Adviser or another affiliate holds common shares in its capacity as a shareholder, such shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Common Shares

        Common shares are not transferrable without the prior written consent of the Fund. There will be no public market for common shares, and none is expected to develop. Investors must represent, as a condition to acquiring common shares, that investors are not purchasing common shares with a view to the resale or distribution of the common shares.

REPORTS TO SHAREHOLDERS

        The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The delay by the Investment Adviser, however, in providing this information will delay the preparation by the Fund of tax information for investors, which will likely require shareholders to seek extensions of the time for filing their tax returns, or could delay the preparation of the Fund’s annual report. The Fund will send to shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Shareholders are also sent reports regarding the Fund’s operations at least quarterly.

TERM, DISSOLUTION AND LIQUIDATION

        The Fund will be dissolved upon, among other things, the affirmative vote to dissolve the Fund by not less than three-quarters of the Trustees then in office by written notice to the shareholders. The Fund will also be dissolved as required by operation of law.

        Upon the occurrence of any event of dissolution, the Investment Adviser (or its delegate), acting as liquidator (or, if the Investment Adviser is unable to perform this function or designate an appropriate delegate to do so, a liquidator elected by the shareholders holding a majority of the total number of votes eligible to be cast by all shareholders and whose fees will be paid by the Fund), is charged with winding up the affairs of the Fund and liquidating its assets.

        Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to shareholders) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the shareholders and (3) finally to the shareholders. Assets may be distributed in-kind on a proportionate basis if the Board of Trustees or liquidator determines that the distribution of assets in-kind would be in the interests of the shareholders in facilitating an orderly liquidation.

FISCAL YEAR

        For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund will adopt the 12-month period ending October 31 of each year as its taxable year, unless otherwise required by applicable law.

TAX MATTERS

        This section provides a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of the Fund’s common shares. The discussion that follows is based on the provisions of the Code, and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. This discussion does not address all tax consequences that may be applicable to a beneficial owner of the Fund’s common shares, nor does it address, unless specifically indicated, the tax consequences to, among others (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address U.S. federal alternative minimum, estate and gift tax consequences or consequences under the tax laws of any state, local or foreign jurisdiction. The Fund has not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this summary, and the Fund cannot assure any investor that the IRS will agree with such statements and conclusions. As with any investment, potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of common shares.

        IRS Circular 230 Notice Requirement. This communication is not given in the form of a covered opinion within the meaning of Circular 230 issued by the United States Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this communication for the purpose of avoiding United States federal tax penalties. In addition, any tax advice contained in this communication may not be used to promote, market or recommend a transaction to another party.

        Qualification as a RIC

        The Fund intends to elect to be treated, and will attempt to manage its affairs so as to qualify each year for treatment, as a RIC under Subchapter M of the Code. In order so to qualify, the Fund must meet certain requirements, which are described below. Failure to meet any of these requirements would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, which would allow it to remain qualified.

        The Income Requirement. To qualify as a RIC, at least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale of stock or securities, or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that derives less than 90% of its gross income from the foregoing types of income. The Fund will attempt to manage its affairs so as to satisfy the income requirement for each year.

        The Asset Diversification Requirement. To qualify as a RIC, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of qualifying publicly traded partnerships being treated as voting securities for these purposes), and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund will attempt to manage its affairs so as to satisfy the asset diversification requirement for each quarter of each year.

        It is anticipated that a portion of the Fund’s assets will be invested in Securitization Investments of Securitization Vehicles that issue CDOs, CLOs, or ABS or similar securities. Where the Fund has acquired 100% of all classes of a Securitization Vehicle’s securities which are rated below investment grade or are unrated, the Fund intends to cause such Securitization Vehicle to elect to be treated as a “disregarded entity” for U.S. federal tax purposes. Based on such elections being made, the Fund, in applying the asset diversification requirement, intends to treat the underlying securities owned by the Securitization Vehicles, and not the Securitization Investments actually owned by the Fund, as the relevant assets. No assurance can be given that this position will not be challenged by the IRS, or that such a challenge would not be successful. If such a challenge were successful, it is likely that the Fund would not qualify as a RIC. It is also possible that some investments made by the Fund (including, specifically, investments in entities that engage in loan origination activities) may be treated for federal income tax purposes as interests in partnerships. The federal tax laws are not entirely clear whether it is permissible for the Fund to treat the assets of such partnerships as assets of the Fund for purposes of the diversification requirements under Subchapter M of the Code. If such treatment is not possible, the Fund’s ability to satisfy the diversification requirements could be adversely affected and may result in the Fund not qualifying as a RIC.

        If, for these or any other reasons, the Fund did not qualify as a RIC, the Fund would not be entitled to a deduction for dividends paid, and hence would be fully taxable on its income and gains. This would materially reduce the Fund’s ability to pay dividends, and could materially affect the value of the Fund’s shares. In addition, if the Fund were determined, after the fact, not to have qualified as a RIC, and if the Fund did not have sufficient assets to satisfy its tax liabilities (including interest and possible penalties), the IRS could seek to collect the tax from shareholders who had received distributions from the Fund.

        The remainder of this discussion assumes that the Fund will continuously qualify as a RIC.

        Taxation of the Fund

        In general. The Fund generally will be entitled to claim a deduction for dividends paid to shareholders provided that it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The effect of this deduction is that, in general, the Fund will only be subject to Federal income tax on the amount, if any, of its income which it does not distribute.

        In addition to income tax, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use its fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any net income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

        A distribution will be treated as paid during the calendar year if either it is paid during the calendar year or if it is declared by the Fund in October, November or December of the year, is payable to shareholders of record on a date during such a month and is actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

        If the Fund is unable to satisfy the 90% distribution requirement or if it fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation.

        Fund’s Investment in MLPs. Among other things, the Fund intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as qualified publicly traded partnerships. Accordingly, it is expected that the net income derived by the Fund from such investments will support the Fund’s status as a RIC. If the MLPs in which the Fund invests, however, do not qualify as qualified publicly traded partnerships and otherwise are not treated as corporations for U.S. federal income tax purposes, then the Fund’s status as a RIC could be adversely affected.

        The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

        Passive Foreign Investment Companies. Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. It is possible that some of the Fund’s investments may be treated as equity investments in PFICs. Elections may be available to the Fund that would reduce this tax, provided that the PFIC complies with certain reporting requirements. These elections would generally function to accelerate the recognition of income (and hence the amount required to be distributed by the Fund to avoid taxation) without a corresponding receipt of cash. Therefore, the making of these elections may require the Fund to liquidate other investments (possibly at a time when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return.

        Swap Agreements, Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Other Derivatives. The Fund’s transactions in swap agreements, options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies could be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to the shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

        Taxation of Shareholders which are U.S. Persons

        The following discussion is a summary of the U.S. federal tax consequences to shareholders of the Fund which are U.S. persons.

        For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) an entity treated as a corporation or partnership for U.S. federal tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

        An entity that is treated as a partnership for U.S. federal tax purposes generally will not be subject to U.S. federal income taxes on income derived from holding the Fund’s common shares. The extent to which a partner of a partnership may be subject to U.S. tax on such income will depend on whether the partner is a U.S. person, whether the partnership is engaged in a U.S. trade or business to which such income is effectively connected, and certain other factors. Prospective investors that intend to purchase or hold the Fund’s common shares through a partnership are urged to consult their own tax advisors regarding the U.S. tax considerations that may be relevant to them.

        Distributions. Distributions to shareholders from the Fund’s investment company taxable income generally are taxable as ordinary income. Dividends made to a shareholder from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“Capital Gain Dividends”), including Capital Gain Dividends credited to the shareholder but retained by the Fund, are taxable as long-term capital gain if the dividends have been properly designated by the Fund, regardless of the length of time the shareholder has owned the Fund’s common shares. The maximum federal income tax rate on Capital Gain Dividends received by individuals generally is 15% for such gain realized for taxable years beginning on or before December 31, 2010. Dividends representing gain that are characterized as ordinary income under the recapture provisions of the Code would be taxable as ordinary dividends and not as Capital Gain Dividends.

        In general, provided that certain requirements are satisfied, Fund distributions which are properly designated by the Fund will be (i) eligible for the dividends-received deduction in the case of corporate shareholders, to the extent that the Fund’s income consists of dividend income from U.S. corporations, or (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income generally eligible to be taxed at a maximum federal income tax rate of 15% to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from most taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the common shares of which are readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such shares) that is paid with respect to common shares as to which certain holding periods and other requirements are satisfied. However, dividend income from PFICs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

        Generally, not later than 60 days after the close of the taxable year, the Fund will provide written notice to the shareholders designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions.

        The Fund may retain for reinvestment all or part of the Fund’s net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% on such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to the shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in the Fund’s common shares by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

        Shareholders may be entitled to offset their Capital Gain Dividends with realized capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

        The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares will be taxed on distributions payable while they own the common shares even though such distributions represent in part a return of capital.

        It is anticipated that the Fund may purchase assets from affiliated funds, as permitted under applicable SEC rules. If such a purchase occurs in connection with a direct or indirect contribution of cash by the same affiliated fund, it is possible that the cash contribution and purchase may be recharacterized as a transfer of the assets to the Fund. If so characterized, it is possible that the transfer would be treated as a tax-free transfer of assets to a controlled corporation. In that case, the Fund would acquire the assets with a basis equal to the seller’s basis, which could be lower than the price paid. Any built-in gain in the purchased assets would be recognized by the Fund upon a disposition of such assets in the future. All of the shareholders in the Fund at the time of such disposition would bear the tax on such built-in gain based on their proportionate interests in the Fund.

        The Fund may begin trading prior to investment by all shareholders in the Fund. Thus, at the time of investment by some shareholders, certain assets in the Fund may have appreciated, resulting in unrecognized gain in the Fund. Such gain will be recognized by the Fund upon disposition of such assets in the future. All of the shareholders in the Fund at the time of such disposition will bear the tax on such gain based on their proportionate interests in the Fund.

        Foreign Taxation. Income and gains received or realized by the Fund from issuers organized or operating in, or which otherwise derive from, foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata share of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, and as a result, a shareholder may not obtain a full credit or deduction for the amount of such taxes. Because such limitations may depend on a particular shareholder’s overall tax situation, shareholders should consult their own tax advisors with respect to the availability of foreign tax credits. The Fund does not anticipate that more than 50% of its assets will consist of the securities of foreign corporations.

        Sale of Shares. Upon a sale or exchange of common shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder on the sale of common shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of shares acquired will be adjusted to reflect the disallowed loss.

        Treatment of certain expenses. In addition to dividends actually paid, a shareholder who is an individual, a person that computes taxable income in the same manner as an individual, or a pass-through entity if one or more of its holders are other pass-through entities or persons described above, will be treated (i) as having received a dividend in an amount equal to that shareholder’s allocable share of certain of the Fund’s expenses for the calendar year (“Affected RIC Expenses”), and (ii) as having paid or incurred an expense in an equal amount. Such expenses generally will be deductible, but only to the extent such expense, together with the shareholder’s other miscellaneous itemized deductions, exceeds 2% of the shareholder’s adjusted gross income.

        In general, Affected RIC Expenses are the Fund’s total expenses (other than losses from the sale or exchange of property), minus certain administrative expenses. Affected RIC Expenses include the Management Fee, as expenses for marketing activities, shareholder communications not required by law, and custodian fees.

        The Fund may make an election to treat the amount of Affected RIC Expenses for a calendar year as equal to 40% of the aggregate amount of its expenses (other than losses from the sale). The Fund may make such an election if it determines that it is in the interest of the shareholders to do so. However, there can be no assurance that such an election will be made.

        The foregoing rules would not apply to the Fund in any year in which its shares are regularly traded on an established securities market or are held by or for no fewer than 500 persons at all times during the taxable year. The Fund does not expect to meet either of these exceptions.

        Taxation of Shareholders Which Are Not U.S. Persons

        Special U.S. tax rules apply to Foreign Investors. For purposes of this discussion, “Foreign Investor” means a shareholder that is not a U.S. person.

        Distributions. In general, dividends (other than Capital Gain Dividends) paid to a Foreign Investor are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for tax years beginning before January 1, 2008, certain dividends designated by the Fund as “interest-related dividends” or “short term capital gain dividends” that are received by Foreign Investors will be exempt from U.S. withholding tax. On

November 9, 2007, the U.S. House of Representatives passed a bill that, if enacted, would extend these provisions for one year. It is not possible, however, to predict whether this bill, or any other legislation that may extend these provisions, will be enacted. Unless legislation extending these provisions is enacted, Foreign Investors who receive dividends in respect of tax years beginning after December 31, 2007 which are attributable to portfolio interest or short-term capital gain will be subject to 30% withholding tax on such dividends, unless reduced by an applicable treaty.

        Dividends which are designated as Capital Gain Dividends generally will not be subject to withholding tax to a Foreign Investor. However, if the Fund were to become a United States real property holding corporation, such dividends, if they were dividends paid before January 1, 2008 and were attributable to gain recognized by the Fund on sales or exchanges of U.S. real property interests (which would include many of the Fund’s assets) would be treated as income effectively connected with a U.S. trade or business, and hence would be taxed at regular U.S. graduated rates. For this purpose, a “U.S. real property interest” generally includes U.S. real property (including natural resources rights) held directly or through a partnership, as well as common shares of a U.S. corporation whose assets consist primarily of U.S. real estate. Although the Fund will attempt to manage its affairs in such a way that it does not become a United States real property holding corporation, there can be no assurance that it will be successful in this regard.

        Disposition of Shares. Foreign Investors generally will not be subject to U.S. federal income tax on gains (and are not allowed a deduction for losses) realized on the sale of the common shares or on Capital Gain Dividends, provided that such gains and dividends are not considered to be effectively connected with the conduct of a trade or business by the Foreign Investor in the United States.

        However, if the Fund is (or at any time within the five-year period prior to the disposition of the shares was) a United States real property holding corporation, gain recognized by a Foreign Investor on disposition of the shares would be treated as effectively connected with a U.S. trade or business, and would be taxed at regular U.S. graduated rates. The Fund will attempt to manage its affairs in such a way that it does not become a U.S. real property holding corporation, but there can be no assurance that it will be successful in this regard.

        Backup Withholding

        The Fund may be required to backup withhold U.S. federal income tax on all taxable distributions payable to non-corporate shareholders who fail to provide it with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

OTHER SERVICE PROVIDERS

        PFPC Trust Company, which is located at 301 Bellevue Parkway, Wilmington, DE 19809 acts as custodian of the Fund’s securities and other assets.

        PFPC, Inc. acts as the Fund’s fund accountant. PFPC, Inc. will assist in the calculation of the Fund’s net asset value. PFPC, Inc. will also maintain and keep current the accounts, books, records and other documents relating to the Fund’s financial and portfolio transactions.

VOTING

        Each shareholder has the right to cast a number of votes based on the value of the shareholder’s Fund investment percentage, as the case may be, at a meeting of shareholders called by the Board of Trustees or by shareholders of the Fund, as the case may be, holding at least a majority of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Trustees, approval of the Investment Advisory Agreement, and certain other matters. Each common share of the Fund is entitled to one vote for each dollar of net asset value represented by the common share and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Shareholders will not be entitled to cumulative voting in the election of Trustees or any other matter. Notwithstanding their ability to exercise their voting privileges, shareholders, in their capacity as such, are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund. See also “Description of Shares — Preferred Shares — Voting Rights.”

CODES OF ETHICS

        The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to such codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

        The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix B to this Private Placement Memorandum.

LEGAL MATTERS

        Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York. U.S. federal income tax matters will be passed upon for the Fund by Akin Gump Strauss Hauer & Feld LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Trustees has selected Ernst & Young LLP as independent registered public accounting firm of the Fund. The firm’s principal business address is 233 South Wacker Drive, 17th Floor, Chicago, Illinois, 60606.

ADDITIONAL INFORMATION

        The Fund is subject to the informational requirements of the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the SEC’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such materials can be obtained from the SEC’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The SEC maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

        Additional information regarding the Fund is often updated on registration statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. Statements contained in this Private Placement Memorandum as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of this Private Placement

Memorandum may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

APPENDIX A

RATINGS OF INVESTMENTS

S&P’s Bond Ratings

        AAA. Debt rated AAA had the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI. The rating CI is reserved for income bonds on which no interest is being paid.

        D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Bond Ratings

        AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

        A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

        AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

        DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Commercial Paper Ratings

        Commercial paper rated by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

        The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

        This proxy voting policy applies to Magnetar Financial LLC (the “Advisor”) and all funds and other client accounts for which it is responsible for voting proxies, including all private investment funds, separate accounts and other accounts for which it acts as investment advisor. This policy is intended to constitute “written policies and procedures” within the meaning of Rule 206(4)-b under the Investment Advisers Act of 1940.

        I. General Policy

        The Advisor will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political, or other objectives unrelated to the value of clients’ investments will not be considered.

        II. Proxy Voting Process

        A. Proxy Voting Coordinator

        Magnetar Capital Partners LP (“MCP”), the sole member of Advisor, will appoint a Proxy Voting Coordinator, who will discharge the following functions in effectuating this policy:

        (a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.

        (b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by the Advisor and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;

        (c) Providing to appropriate portfolio managers any specific voting instructions from clients;

        (d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons, which may include proxy voting services or agents engaged by the Advisor;

        (e) Accumulating voting results as set forth in this policy and transmitting that information to the Chief Compliance Officer; and

        (f) Participating in the annual review of policy function as set forth in this policy.

        The Proxy Voting Coordinator may, with the approval of a representative of MCP with sufficient authority to oversee Advisor’s proxy voting function (the “MCP Representative”), delegate any portion or all of these functions to one or more other individuals employed by the Advisor. Any portion or all of these functions may be performed by service providers engaged by the Advisor.

        B. Assembling Voting Information

        The Proxy Voting Coordinator will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Advisor may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Advisor to evaluate proxy voting issues.

        C. Portfolio Managers

        The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by the Advisor.

        D. Accumulating Voting Results

        The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer:

        As to each matter relating to a portfolio security held by the account considered at any shareholder meeting, and with respect to which the account was entitled to vote:

        (a) The name of the portfolio security;

        (b) The exchange ticker symbol of the portfolio security;

        (c) The CUSIP number for the portfolio security;

        (d) The shareholder meeting date;

        (e) A brief identification of the matter voted on;

        (f) Whether a vote was cast on the matter;

        (g) How the Advisor cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and

        (h) Whether the Advisor cast the vote for or against management.

        The above information must be delivered to the Chief Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Advisor may use third party service providers to record, cumulate and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of the MCP Representative, delegate any portion or all of theses functions to one or more other individuals employed by the Advisor.

        E. Communication of Votes

        The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. The Proxy Voting Coordinator may, with the approval of the MCP Representative, delegate any portion or all of this function to one or more individuals employed by the Advisor. The Advisor may engage one or more service providers to facilitate timely communication of proxy votes. The Advisor is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Advisor does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

        F. Record of Voting Delegation

        The Chief Compliance Officer shall maintain a list of all accounts, with a specification as to each account whether or not the Advisor is authorized to vote proxies respecting the account’s portfolio securities.

        III. Conflicts of Interest

        In furtherance of the Advisor’s goal of voting proxies in the best interests of clients, the Advisor will follow procedures designed to identify and address material conflicts that may arise between the Advisor’s interests and those of its clients before voting proxies on behalf of clients.

        A. Procedures for Identifying Conflicts of Interest

        The Advisor relies on the following to seek to identify conflicts of interest with respect to proxy voting:

        1. The Advisor will monitor the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of the Advisor’s business.

        2. The Advisor’s Chief Compliance Officer will maintain a current list of issuers with respect to which the Advisor has a conflict of interest in voting proxies on behalf of client accounts. The Advisor will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

        B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

        1. The Advisor’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Advisor’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with the Advisor of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Advisor’s Chief Compliance Officer will maintain a written record of all materiality determinations.

        2. If it is determined that a conflict of interest is not material, the Advisor may vote proxies notwithstanding the existence of the conflict.

        3. If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to clients and obtaining their consent before voting;
•	suggesting to clients that they engage another party to vote the proxy on their behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

        The Advisor will maintain a written record of the method used to resolve a material conflict of interest.

        IV. Securities Subject to Lending Arrangements

        The Advisor may engage in “security lending” programs on behalf of funds that it manages under which the funds loan stock in their portfolio to various broker-dealers and collect interest based on the underlying value of the position, or may manage accounts for clients who engage in such lending programs independently of the Advisor. The Advisor will generally refrain from voting securities loaned out unless it determines that (i) the benefit of voting the proxy outweighs the costs and lost revenue to the client combined with the administrative effects of retrieving the securities or, (ii) in the cases of accounts subject to the Employee Retirement Income Security Act of 1974, a plan fiduciary directs the Advisor to retrieve shares. Even if the Advisor decides that voting loaned securities is desirable, it may be prevented from doing so because efforts to retrieve loaned securities are not always effective.

        V. Recordkeeping

        The Advisor will maintain the following records relating to proxy voting:

•	a copy of this Proxy Voting Policy;
•	a copy of each proxy form, as voted;
•	with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by the Advisor that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any written or oral client request for information on how the Advisor voted proxies on behalf of the requesting client.

        The above records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in the Advisor’s office.

        In lieu of keeping copies of proxy statements, the Advisor may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

        VI. Disclosure

        The Advisor will provide a summary of this Proxy Voting Policy to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be. The Advisor will provide a copy of this Proxy Voting Policy or information on how it voted proxies to clients, or to investors in its funds, upon written request.

        VII. Review

        The Chief Compliance Officer shall conduct a periodic review, no less than annually, which shall comprise the following elements:

        1. Review a sample of the record of voting delegation maintained by the Chief Compliance Officer against voting results to determine if the Advisor is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

        2. Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

        3. Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy; and

        4. Prepare a written report to MCP respecting the above items.

APPENDIX C

INVESTOR QUALIFICATIONS AND REPRESENTATIONS

        The following should be read in conjunction with the subscription materials for the Fund, which refer to each prospective investor seeking to subscribe the common shares (or to a shareholder seeking to subscribe for additional common shares) as a “Subscriber”:

        The Subscriber hereby represents and warrants to, and covenants and agrees with, the Fund that Subscriber meets the accreditation standards and eligibility policies as set forth in this Appendix C.

        Accredited Investors

        1. Subscriber is acquiring common shares directly or indirectly for the account of an “accredited investor” meeting one or more of the tests set forth in Rule 501(a) of Regulation D under the Securities Act. (Alternative tests under Regulation D also may be relied upon with respect to selected categories of investors, including employees, officers, and directors of affiliates of the Fund.) Such accredited investors are referred to in the Private Placement Memorandum as “Eligible Investors” and include the following:

•	An individual who has an individual net worth or joint net worth with his or her spouse, in excess of $1,000,000. “Net worth” for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities;
•	An individual with individual income (without including any income of that person’s spouse) in excess of $200,000, or joint income with spouse in excess of $300,000, in each of the two most recent calendar years and who reasonably expects to reach the same income level in the current year;
•	A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;
•	An insurance company as defined in Section 2(a)(13) of the Securities Act;
•	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
•	An investment company registered under the 1940 Act;
•	A business development company as defined in Section 2(a)(48) of the 1940 Act;
•	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
•	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
•	A corporation, partnership, limited liability company, or similar business trust or tax-exempt organization as defined in Section 501(c)(3) of the Code, that (i) has total assets in excess of $5,000,000, and (ii) was neither formed nor is operated for the specific purpose of investing in the Fund;
•	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring common shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in a common share;
•	An employee benefit plan within the meaning of ERISA if the decision to invest in a common share is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
•	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million; or
•	An entity (i) in which each and every one of the equity owners is an individual who is an accredited investor or (ii) an entity that is an accredited investor.

        Anti-Money Laundering Procedures

        1. In order to comply with applicable anti-money laundering regulations, the Fund or the Administrator may require a detailed verification of the Subscriber’s identity and the source of its subscription proceeds. The Subscriber agrees to promptly provide the Fund or the Administrator, as applicable, with any requested information and documentation.

        2. The Subscriber represents that it is not involved in any money laundering schemes, and the source of this investment is not derived from any unlawful or criminal activities. It further represents that this investment is not designed to avoid the reporting and record-keeping requirement of the Bank Secrecy Act of 1970, as amended.

        3. If the Subscriber is not investing in the Fund on behalf of or for the benefit of, other investors, the Subscriber represents that it is purchasing common shares in the Fund for the Subscriber’s own account, for investment purposes, and not for subdivision or fractionalization, and is not acting as agent, representative, intermediary or nominee or in any similar capacity for any other person.(1)

        4. The Subscriber acknowledges that the Fund generally prohibits any investment in the Fund by or on behalf of a “Prohibited Investor” unless specifically permitted by the Fund, in its sole discretion. A “Prohibited Investor” means:

•	any individual or entity whose name appears on the various lists issued and/or maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OAK”), including, but not limited to, the Specially Designated Nationals and Blocked Persons List (also known as the “SON List”); and
•	any individual or entity who is a citizen or resident of, or located in a country where, OAK sanctions against such country prohibit any investment by such subscriber in the Fund.(2)

        The above lists are available at http://www.ustreas.gov/ofac/ and should be checked by the Subscriber before making the above representations.

        5. If the Subscriber is an intermediary, a fund of funds, or otherwise investing in the Fund on behalf of “Underlying Investors,” the Subscriber represents and agrees that:

•	the Subscriber properly discloses its relationship with its Underlying Investors as follows: (please attach supplemental pages headed “Underlying Investors” to completed subscription materials as necessary);

(1)	“Person” includes nominee account, beneficial owner, individual, bank, corporation, partnership, limited liability company or any other legal entity.
(2)	The U.S. Federal and Executive Orders administered by OFAC, prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals including specially designated nationals, narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

•	the representations, warranties and covenants made herein are made by the Subscriber on behalf of itself and its Underlying Investors;
•	the Subscriber has all requisite power and authority from its Underlying Investors to execute and perform the obligations under this section;
•	accompanying this subscription is a certificate in a form acceptable to the Fund or the Administrator in their sole discretion with respect to the due diligence the Subscriber has carried out and will continue to carry out with respect to the identity and background of each Underlying Investor as well as the proceeds invested in the Fund by the Underlying Investors;
•	its Underlying Investors are not Prohibited Investors, as defined above;
•	the Subscriber is not otherwise aware of any reasons which should prevent the Fund from accepting an investment directly by an Underlying Investor; and the Subscriber agrees to provide such further assurance and certifications regarding itself and/or its Underlying Investors as the Fund or the Administrator may reasonably require.

        6. To the best of the Subscriber’s knowledge, neither it nor any individual or entity controlling, controlled by, or under common control with the Subscriber, or related to, or otherwise associated with, the Subscriber, is a “Prohibited Investor” as defined above.

        7. The Subscriber acknowledges that if, following its investment in the Fund, the Fund, the Investment Adviser or the Administrator reasonably believe that the Subscriber is a Prohibited Investor or has otherwise breached its representations and covenants hereunder as to its identity and the source of its subscription proceeds, the Fund may be obligated to freeze the Subscriber’s dealings with its common shares, including by refusing additional subscriptions for common shares by the Subscriber or any repurchase requests by the Subscriber and/or segregating the assets represented by the Subscriber’s common shares in accordance with applicable regulations, or mandatorily repurchasing the Subscriber’s common shares, and the Subscriber will have no claim whatsoever against the Fund, the Investment Adviser or the Administrator for any form of losses or other damages incurred by it as a result of any of these actions. The Subscriber also acknowledges that the Fund, the Investment Adviser or the Administrator may be required to report such actions and to disclose the Subscriber’s identity to OFAC or other regulatory bodies.

        8. The Subscriber is not a “shell bank,” and its subscription proceeds do not originate from, and will not be routed through, an account maintained at such a bank. A “shell bank” is a bank that does not have a physical presence in any country and is not an affiliate of a depository institution, credit union or bank that maintains a physical presence in any country and is supervised by a banking authority.

        9. The Subscriber is not a senior non-U.S. government or public official, a member of such a person’s immediate family, or any close associate of such a person. If the Subscriber cannot make this representation, the Subscriber must contact the Fund or the Administrator.

        10. The Subscriber is not a citizen or resident of, or located in, a jurisdiction identified on the Non-Cooperative Countries and Territories list of OECD’s Financial Action Task Force (“FATF Non-Cooperative Countries and Territories”), and its subscription proceeds do not originate from, or are not routed through, a bank organized or charted under the laws of any FATF Non-Cooperative Countries and territories.(3) If the Subscriber cannot make this representation, the Subscriber must contact the Fund or the Administrator.

        11. All information that the Subscriber has provided to the Fund or the Administrator in relation to the subscription of the common shares is true and accurate.

(3)	As of the date hereof, the following countries and territories are on the FATF Non-Cooperative Countries and Territories list: Cook Islands, Guatemala, Indonesia, Myanmar, Nauru, Nigeria and Philippines. Updated information is available at http:www.fatf-gafi.org/NCCT_en.html#List.

        12. The Subscriber represents that all evidence of identity provided to the Fund or the Administrator is genuine and all related information furnished by it is accurate, and it agrees to provide any further information or documents deemed necessary by the Fund or the Administrator in their sole discretion to comply with the Fund’s anti-money laundering policies and related responsibilities from time to time.

        13. The representations, warranties, agreements, undertakings, and acknowledgments made by the Subscriber above and documents submitted in relation hereto are made and submitted with the intent that they will be relied upon by the Fund in determining the suitability of the Subscriber as an investor in the Fund, and will survive the investment in the Fund by the Subscriber. The Subscriber agrees that such representations, warranties, agreements, undertakings and acknowledgments (including representations, warranties, agreements, undertakings and acknowledgements contained in any documents submitted in relation hereto) will be deemed reaffirmed by the Subscriber at any time it makes an additional investment in the Fund. In addition, the Subscriber undertakes to notify the Fund immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

        (1) Financial Statements: The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

        (2) Exhibits

(a) Declaration of Trust — filed herewith.

(b) Amended and Restated By-laws of the Registrant — filed herewith.

(c) Voting Trust Agreement — none.

(d) Shareholder Rights Instruments — none.

(e) Form of Dividend Reinvestment Plan — none.

(f) Long-Term Debt Instruments — none.

(g) Investment Advisory Contracts

(1) Form of Investment Management Agreement between the Registrant and Magnetar Financial LLC — filed herewith.

(2) Form of Subadvisory Agreement between Magnetar Financial LLC and Post Oak Energy Advisors, LLC — filed herewith.

(h) Underwriting Agreement — none.

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement — filed herewith.

(k) Other Material Contracts

(1) Form of Administration and Accounting Services Agreement between the Registrant and PFPC, Inc. — filed herewith.

(2) Form of Placement Agency Agreement — filed herewith.

(3) Form of Transfer Agency Agreement. — not applicable.

(l) Form of Opinion and Consent of Willkie Farr & Gallagher LLP — not applicable.

(m) Non-Resident Officers/Trustees — none.

(n) Other Opinions and Consents — not applicable.

(o) Omitted Financial Statements — none.

(p) Form Letters of Investment Intent — filed herewith.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Form Code of Ethics of the Registrant — filed herewith.

(2) Form of Code of Ethics of Magnetar Financial LLC, investment adviser to the Registrant — filed herewith.

(3) Form of Code of Ethics of Post Oak Energy Advisors, LLC, investment subadviser to the Registrant — filed herewith.

Item 26. Marketing Arrangements

        Not applicable. Common shares will be issued solely in transactions not involving any “public offering” within the meaning of Section 4(2) of the Securities Act.

Item 27. Other Expenses of Issuance and Distribution

        The Fund expects to incur approximately $10,000 in connection with the offering described in this Private Placement Memorandum.

Item 28. Persons Controlled by or Under Common Control with the Registrant

        The Fund will control any Origination Subsidiary formed by the Fund.

Item 29. Number of Holders of Securities

        At the time of the filing of this registration statement, there are no securities of the Fund outstanding.

Item 30. Indemnification

        Article IV of the Fund’s Agreement and Declaration of Trust provides as follows:

        Section 3.

        (a) Subject to the exceptions and limitations contained in subsection (b) below:

        (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, employee, trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

        (ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b) No indemnification shall be provided hereunder to a Covered Person:

        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Trust; or

        (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts

(as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

        (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section. Independent counsel retained for the purpose of rendering an opinion regarding advancement of expenses and/or a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, may proceed under a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person’s duties to the Trust and were based on the Covered Person’s determination that those actions were in the best interests of the Trust and its Shareholders; provided that the Covered Person is not an Interested Person (or is an Interested Person solely by reason of being an officer of the Trust).

        (e) Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of the Declaration or By-Laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption. Any such repeal or modification by the Shareholders shall require a vote of at least two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of the Shareholders.

        Section 4. Indemnification of Shareholders. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

        Section 5. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

        Section 6. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees may maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

        Section 7. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, powers and discretions hereunder be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, the Principal Underwriter, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        Section 4 and Section 5 of the Investment Management Agreement provide as follows:

        4. Standard of Care

        The Investment Manager will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Investment Manager will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement (such conduct, “Disabling Conduct”).

        5. Indemnification

        (a) The Fund will indemnify the Investment Manager and any officer, director, member, manager, employee, shareholder, assign, representative, agent or affiliate of any such person with respect to any act or omission as long as (i) such person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the indemnitee is entitled to indemnification (the “Disinterested Non-Party Trustees”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification (each an “Indemnified Person,” and collectively, the “Indemnified Persons”). A successful claim for indemnification could reduce the Fund’s assets available for distribution to the shareholders. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Trustees. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

        (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, the Indemnified Person provides the written affirmation referred to above.

        (c) The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

        Section 5 of the Sub-Advisory Investment Management Agreement provides as follows:

        5. Standard of Care; Indemnification

        (a) Standard of Care. The Subadviser will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Subadviser will not be liable to the Investment Manager and the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in providing sub-advisory services, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement (such conduct, “Disabling Conduct”).

        (b) Indemnification. The Investment Manager will only indemnify the Subadviser for activities that do not constitute Disabling Conduct but only to the extent the Investment Manager itself is indemnified by the Fund under the Investment Management Agreement.

Item 31. Business and Other Connections of Investment Adviser

        None.

Item 32. Location of Accounts and Records

        The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its custodian, administrator and fund accountant.

Item 33. Management Services

        None.

Item 34. Undertakings

        (1) The Registrant undertakes to suspend the offering of its common shares until it amends the Private Placement Memorandum filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than 10 percent from the net asset value of the Fund as of the effective date of the registration statement, or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the Private Placement Memorandum.

        (2) Not Applicable.

        (3) Not Applicable.

        (4) (a)-(e) Not Applicable.

        (5) (a)-(b) Not Applicable.

        (6) Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Private Placement Memorandum to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evanston, and the State of Illinois, on the 3rd day of December, 2007.

MAGNETAR SPECTRUM FUND

By:	/s/ Michael Wilds

Michael Wilds
President

INDEX TO EXHIBITS

Exhibit	Exhibit Name
2(a)	Agreement and Declaration of Trust
2(b)	Amended and Restated Bylaws of the Trust
2(g)(1)	Form of Investment Management Agreement between the Registrant and Magnetar Financial LLC
2(g)(2)	Form of Subadvisory Agreement between the Registrant and Post Oak Energy Advisors, LLC
2(j)	Form of Custody Agreement
2(k)(1)	Form of Administration and Accounting Services Agreement between the Registrant and PFPC, Inc.
2(k)(2)	Form of Placement Agency Agreement
2(p)	Form of Letters of Investment Intent
2(r)(1)	Form of Code of Ethics of the Registrant
2(r)(2)	Form of Code of Ethics of the Investment Adviser
2(r)(3)	Form of Code of Ethics of the Investment Subadviser